UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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ANIKA THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Anika Therapeutics, Inc.

32 Wiggins Avenue

Bedford, Massachusetts 01730

Notice of Annual Meeting of Stockholders to be Held on June 13, 2017

The 2017 Annual Meeting of Stockholders (including any adjournments or postponements, the “Annual Meeting”) of Anika Therapeutics, Inc., a Massachusetts corporation (the "Company"), will be held at the Company’s corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts 01730, on Tuesday, June 13, 2017, at 11:30 a.m. local time to consider and vote upon the following matters:

1.	Election of two Class III directors;

2.	Approval of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan;

3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year;

4.	Advisory vote to approve executive compensation as disclosed in this proxy statement;

5.	Advisory vote on the frequency of future advisory votes on executive compensation; and

6.	Any other matters that may properly come before the Annual Meeting.

Only stockholders of record of common stock, par value $0.01 per share, at the close of business on April 17, 2017, the record date, will be entitled to receive notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, the Board of Directors urges you to vote via the Internet at www.proxyvote.com by following the instructions on the Notice Regarding the Availability of Proxy Materials you receive in the mail or, if you have requested a proxy card by mail, by signing, voting, and returning your proxy card in the enclosed envelope. You may also vote via telephone by visiting www.proxyvote.com and following the instructions on the website or, if you have requested the proxy materials by mail, by following the instructions on the proxy card. For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in this Notice and in the accompanying proxy statement, which the Company expects to begin mailing or otherwise providing to its stockholders on or about April 28, 2017. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or have voted via the Internet or by telephone. Regardless of the number of shares you own, your vote is important.

In addition to their availability at www.proxyvote.com, the proxy statement and a form of proxy card, together with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, are available for viewing, printing, and downloading at http://www.anikatherapeutics.com/proxy.

By Order of the Board of Directors,

Sylvia Cheung
Chief Financial Officer & Secretary
Bedford, Massachusetts
April 28, 2017

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE YOUR PROXY CARD AS INDICATED ABOVE. YOUR PROXY IS REVOCABLE UP TO THE TIME SET FORTH IN THE PROXY STATEMENT, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY CARD.

2017 Proxy

References in this proxy statement to “we,” “us,” “our,” “our company,” and other similar references refer to Anika Therapeutics, Inc. and its subsidiaries, unless the context requires otherwise.

ANIKA, ANIKA THERAPEUTICS, CINGAL, ORTHOVISC, and MONOVISC are our registered trademarks. This proxy statement also contains a registered trademark that is the property of another company and is licensed exclusively to us.

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2017 Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Time and Date	11:30 a.m. (ET)
June 13, 2017

Place	32 Wiggins Avenue
Bedford, Massachusetts

Record Date	April 17, 2017

Voting	Stockholders of record of Anika Therapeutics, Inc. common stock at the close of business on April 17, 2017, the record date, will be entitled to vote at the Annual Meeting. Each outstanding share is entitled to one vote.

Outstanding Shares	14,654,590 (as of April 17, 2017)

Annual Meeting Agenda
Board Vote Recommendation
Proposal 1: Election of Directors		FOR each Director Nominee
Proposal 2: Approval of 2017 Omnibus Incentive Plan		FOR
Proposal 3: Ratification of Auditors for 2017		FOR
Proposal 4: Advisory “Say on Pay” Vote		FOR
Proposal 5: Advisory “Say on Frequency” Vote		FOR ONE YEAR

How to Cast Your Vote

You can vote by any of the following methods:

•	Internet (http://www.proxyvote.com)

•	Telephone 1-800-690-6903

•	Completing, signing and returning your proxy or voting instruction card to the Secretary prior to the Annual Meeting

•	In person, at the Annual Meeting: If you are a stockholder of record, your admission ticket is a copy of your proxy card. If your shares are held in the name of a broker, nominee or other intermediary, you must bring proof of ownership with you to the Annual Meeting.

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Proposal 1: Election of Directors

Director Nominee	Age	Director Since	Occupation	Experience / Qualifications	Independent	Committee Memberships	Other Boards
Charles H. Sherwood, Ph.D.	70	2002	President and Chief Executive Officer of Anika Therapeutics, Inc.	● Leadership ● Company & Industry Experience	No	None	None

Steven E. Wheeler	70	1993	President of Wheeler & Co.	● Leadership ● General Experience	Yes	● Governance and Nominating (Chair) ● Compensation	● HFF, Inc.

Board Recommendation:			The Board recommends a vote “FOR” the reelection of Dr. Sherwood and Mr. Wheeler.

Vote Required for Approval:			Affirmative vote of a majority of votes cast by holders of common stock. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal, except to the extent that failure to vote for an individual results in another individual receiving a larger percentage of votes.

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Proposal 2: Approval of Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan

Key Plan Provisions	Summary Description
Shares reserved	Up to 1,200,000 shares of common stock, representing approximately 8% of the fully diluted common stock outstanding as of April 17, 2017, are available for grant.

Multiple award types	Various types of awards may be granted as compensation tools to motivate our workforce, including incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock units, restricted stock awards, and other types of share and cash-based awards.

Minimum vesting requirements	Awards must have a vesting period of at least 1 year, except that:
• up to 5% of the share pool can be granted without a minimum vesting period,
• awards may be accelerated due to a participant’s death or disability, and
• awards may provide for acceleration upon a change in control of our company.

Maximum award terms	Awards may have terms of up to 10 years.

Director limits	The plan specifies annual limits on the value of awards that may be granted to non-employee directors.

No repricing	Awards may not be repriced without stockholder approval.

No transferability	Awards generally may not be transferred, except by will or laws of descent and distribution.

Tax deductible awards	Awards may qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code.

Board Recommendation:	The Board recommends a vote “FOR” approval of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan.

Vote Required for Approval:	Affirmative vote of a majority of shares of common stock present or represented at the Annual Meeting.
Abstentions and broker non-votes, if any, will not be treated as votes cast and will have no impact on this proposal.

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Proposal 3: Ratification of Auditors for 2017

The Audit Committee has approved the retention of Deloitte & Touche LLP as our independent registered public accounting firm to examine and review our consolidated financial statements and the effectiveness of our internal control over financial reporting as of, and for the fiscal year ending, December 31, 2017.

Board Recommendation:	The Board recommends a vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the 2017 fiscal year.

Vote Required for Approval:	Affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter. Because this proposal is considered a routine matter, broker non-votes will be counted.

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Proposal 4: Advisory “Say on Pay” Vote

The overall objective of our executive compensation policy is to attract and retain highly qualified executive officers and to motivate those officers to provide superior performance for the benefit of our company and stockholders.

Compensation Element	Description		Objectives
Base Salary	•	Fixed cash compensation	•	Appropriate level of fixed compensation based on role, responsibility, performance, and competitive market practices

Cash Bonuses	•	Annual cash award based on performance of company and individual	•	Reward the achievement of financial results, organizational development, business and technical development, and contribution to shareholder value
	•	Prorated in the year of hire if employment begins before October 1	•	Encourage retention

Equity Based Grants	•	Grants of stock options or other forms of equity securities, under the Second Amended 2003 Plan	•	Provide executive officers with opportunity to be compensated based on common stock price increases
	•	Includes stock appreciation rights, restricted stock awards, and performance-based equity awards

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards	Stock Awards	All Other Compensation	Total
Charles H. Sherwood, Ph.D.	2016	$601,586	$496,308	$1,519,778	$861,286	$52,060	$3,531,018
President and Chief	2015	$581,242	$508,587	$864,043	$535,815	$52,118	$2,541,805
Executive Officer	2014	$564,313	$434,521	$694,130	$496,310	$41,093	$2,230,367

Ed Ahn, Ph.D.	2016	$315,675	$156,259	$439,830	$301,069	$18,720	$1,231,553
Chief Technology and	2015	$305,000	$137,250	$43,953	$-	$18,720	$504,923
Strategy Officer	2014	$43,404	$-	$733,170	$-	$2,164	$778,738

Dana Alexander	2016	$285,000	$76,950	$759,247	$-	$13,187	$1,134,384
Chief Operations Officer

Sylvia Cheung	2016	$346,942	$171,736	$439,830	$301,069	$18,720	$1,278,297
Chief Financial Officer	2015	$335,210	$188,556	$289,996	$264,931	$18,720	$1,097,413
	2014	$307,000	$151,965	$247,519	$195,322	$13,719	$915,525

Richard Hague	2016	$315,000	$127,575	$439,830	$301,069	$84,799	$1,268,273
Chief Commerical Officer	2015	$48,462	$-	$-	$727,650	$24,831	$800,943

Stephen Mascioli, M.D., MPH	2016	$350,000	$-	$759,247	$-	$27,473	$1,136,720
Chief Medical Officer
* Additional information contained within this proxy statement.

Board Recommendation:	The Board recommends a vote “FOR” the approval of executive compensation for the 2016 fiscal year.

Vote Required for Approval:	Affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on this proposal. This vote is required by law, but it will not be binding on us or the Board of Directors.

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Proposal 5: Advisory “Say on Frequency” Vote

We have been requesting advisory votes on executive compensation on an annual basis. Securities and Exchange Commission rules require that every six years we submit to stockholders a vote with respect to how frequently we should submit “say-on-pay” votes to stockholders in the future.

Board Recommendation:	The Board recommends an advisory vote for “ONE YEAR” on the frequency of future advisory votes on executive compensation to indicate approval of an advisory vote to include a vote on executive compensation in our proxy statement on an annual basis.

Vote Required for Approval:	Affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on this proposal. This vote is required by law, but it will not be binding on us or the Board of Directors

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Anika Therapeutics, Inc.

32 Wiggins Avenue

Bedford, Massachusetts 01730

Proxy Statement for

2017 Annual Meeting of Stockholders

To be Held on Tuesday, June 13, 2017

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Anika Therapeutics, Inc., a Massachusetts corporation, for use at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts 01730, on Tuesday, June 13, 2017, at 11:30 a.m. local time. At the Annual Meeting, the stockholders will be asked to consider and vote upon the following matters:

1.	Election of two Class III directors;

2.	Approval of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan;

3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017;

4.	Advisory vote to approve executive compensation as disclosed in this proxy statement;

5.	Advisory vote on the frequency of future advisory votes on executive compensation; and

6.	Any other matters that may properly come before the Annual Meeting.

Proposal 1 relates solely to the election of two Class III directors nominated by the Board of Directors and does not include any other matter relating to the election of directors, including without limitation, the election of directors nominated by any stockholder.

This proxy statement, the accompanying notice of the Annual Meeting, the form of proxy, and our Annual Report are first being made available to stockholders on or about April 28, 2017. Our Annual Report, however, is not a part of the proxy solicitation materials. The Board of Directors has fixed the close of business on April 17, 2017 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record of our common stock, par value $0.01 per share, at the close of business on the record date will be entitled to receive notice of and to vote at the Annual Meeting. As of the record date, there were 14,654,590 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock as of the close of business on the record date will be entitled to one vote per share.

This year, pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have again elected to provide access to our proxy materials over the Internet. Accordingly, we have sent a Notice Regarding the Availability of Proxy Materials (the “Notice”) to certain of our stockholders (excluding those stockholders who previously have requested that they receive electronic or paper copies of our proxy materials). Stockholders have the ability to access our proxy materials on the website referred to in the Notice or to request a printed set of our proxy materials at no charge. Instructions on how to access our proxy materials over the Internet and how to request a printed copy of our proxy materials may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe this process will expedite your receipt of our proxy materials and reduce the environmental impact of our Annual Meeting.

You may vote via the Internet at www.proxyvote.com by following the instructions in the Notice you received in the mail and which are also provided on that website, or, if you have requested a proxy card by mail, by signing, voting, and returning your proxy card. You may also vote via telephone by visiting www.proxyvote.com and following the instructions on the website, or, if you have requested the proxy materials by mail, by following the instructions on the proxy card. If you attend the Annual Meeting, you may vote in person even if you have previously voted by telephone, via the Internet, or returned a proxy card by mail. If you hold your shares in street name, you will receive instructions from your broker, bank, or other nominee that you must follow in order to have your shares voted.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (a) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (b) properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities; (c) duly completing a later-dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting; or (d) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730, Attention: Secretary, before the taking of the vote at the Annual Meeting.

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All properly authorized proxies received and not revoked prior to or at the Annual Meeting will be voted in accordance with the stockholders’ instructions by the persons named as proxies. If no voting instructions are specified, properly executed proxies will be voted (i) “for” the election of the nominees for director listed in this proxy statement, (ii) “for” the approval of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan, (iii) "for" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2017 fiscal year, (iv) “for” the approval of the resolution regarding the compensation of the Named Executive Officers, and (v) “one (1) year” indicating approval of an advisory vote to include a vote on executive compensation in our proxy statement on an annual basis. If other matters are validly presented, proxies will be voted in accordance with the discretion of the persons named as proxies.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies withholding authority or marked as abstaining from a particular matter will be treated as present for purposes of determining whether a quorum is present for the Annual Meeting, but will not be counted as voting on any proposal for which authority is withheld or an abstention is indicated. If your common stock is held by a broker, bank, or other nominee (i.e., in “street name”) and you fail to give instructions as to how you want your shares voted, the broker, bank, or other nominee generally may vote your shares on routine matters, but not on non-routine matters. If the organization does not receive instructions from you on how to vote your shares on a non-routine matter, it will inform the inspector of the election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.” The only routine matter expected to be voted on at the 2017 Annual Meeting is the ratification of our independent auditor for 2017. Each other proposal is considered non-routine, and broker non-votes will have no impact on the approval of the proposal. Instead, broker non-votes will be counted only for the purpose of determining the presence or absence of a quorum for the transaction of business.

At the Annual Meeting, Proposal 1 requires, with respect to each director, the affirmative vote of a majority of votes cast at the Annual Meeting by the holders of common stock pursuant to our Majority Voting in Uncontested Director Elections Policy. In accordance with this policy, if a director in an uncontested election does not receive at least the majority of the votes cast (including votes “for” and votes “withheld”), such director is required to promptly tender his resignation from the Board of Directors. The Majority Voting in Uncontested Director Elections Policy is described below in the section captioned “Majority Voting in Uncontested Director Elections Policy” on page 14. For each of Proposals 2 through 5, the affirmative vote of the holders of a majority of shares of common stock present or represented at the Annual Meeting and voting on the matter is required. With respect to Proposal 5, however, if none of the frequency options receives the affirmative vote of the holders of a majority of the shares present or represented and voting, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. With respect to each of Proposals 2 through 4, stockholders may vote “for,” “against,” or “abstain.” With respect to Proposal 5, stockholders may either vote to recommend an advisory vote every one, two, or three years or abstain from voting.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to be held on June 13, 2017 at 11:30 a.m. at 32 Wiggins Avenue, Bedford, Massachusetts 01730: This proxy statement, a form of proxy card, and our Annual Report to Stockholders are available at http://www.anikatherapeutics.com/proxy. In addition, directions to the 2017 Annual Meeting of Stockholders are also available at http://www.anikatherapeutics.com/proxy.

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PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of six directors and is divided into three classes: Class I, Class II, and Class III. Each class of directors serves for a three-year term with one class of directors being elected by our stockholders at each annual meeting. Dr. Sherwood and Mr. Wheeler serve as Class III Directors with a term of office expiring at the 2017 Annual Meeting. Dr. Bower and Mr. Thompson serve as Class I Directors with a term of office expiring at the 2018 Annual Meeting. Mr. Land and Dr. Larsen serve as Class II Directors with a term of office expiring at the 2019 Annual Meeting.

Dr. Sherwood and Mr. Wheeler are our Board’s nominees for election to the Board at the 2017 Annual Meeting. The Class III Directors will be elected to hold office until the 2020 Annual Meeting and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by our Amended and Restated By-laws, to elect Dr. Sherwood and Mr. Wheeler as Class III Directors. If either of the Class III Directors becomes unavailable or declines to serve, the persons acting under the accompanying proxy may vote the proxy for the election of a substitute in their discretion. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Vote Required

At the 2017 Annual Meeting, the election of a director requires the affirmative vote of a majority of votes cast by the holders of common stock entitled to vote at the election pursuant to our Majority Voting in Uncontested Director Elections Policy, which is described more particularly in the section titled “Majority Voting in Uncontested Director Elections Policy” on page 14 of this Proxy Statement. Abstentions and broker non-votes, if any, will not be treated as votes cast and will have no impact on the proposal, except to the extent that failure to vote for an individual in the election of directors results in another individual receiving a larger percentage of votes.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

Information Regarding the Directors

The following table sets forth the name of each current director, including the nominees for Class III Director, his age, and the year in which he became a director of Anika Therapeutics, Inc.

		Director	Term
Director Name	Age	Since	Expires
Class I Directors:
Joseph L. Bower	78	1993	2018
Jeffery S. Thompson	51	2011	2018
Class II Directors:
Raymond J. Land	72	2006	2019
Glenn R. Larsen, Ph.D.	62	2015	2019
Class III Directors:
Charles H. Sherwood, Ph.D.	70	2002	2017
Steven E. Wheeler	70	1993	2017

Joseph L. Bower, D.B.A., joined the Board of Directors in February 1993 and has served as lead director since April 2005. Since July 2014, he has been the Donald Kirk David Professor Emeritus at Harvard Business School. From 2008 through 2014, he was the Baker Foundation Professor of Business Administration at Harvard Business School, and prior to 2008, he was the Donald Kirk David Professor of Business Administration. Throughout his tenure, Dr. Bower also served in many administrative roles at Harvard Business School, including as Senior Associate Dean. Dr. Bower also serves as a director of Loews Corporation and the New America High Income Fund, Inc. During the past five years, Dr. Bower also served as a director of Brown Shoe Company, Inc. and Sonesta International Hotels Corporation. He holds an A.B., as well an M.B.A. and a D.B.A. from Harvard University. Dr. Bower brings to the Board more than four decades of experience in business strategy, corporate governance, leadership, and management, during which time he has written books about and taught these subjects at the Harvard Business School. Additionally, he has consulted with numerous organizations on matters related to strategy, organizational development, and succession planning. As a result, we believe he is well suited for his roles as Lead Director and as Chairperson of the Compensation Committee. Dr. Bower also serves on the Audit Committee.

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Raymond J. Land became a member of the Board of Directors in January 2006. He also serves as chairman of the Board of Directors and interim Chief Financial Officer of BioAmber, Inc., a publicly traded company developing chemicals from renewable feedstocks, and a director and chairman of the Audit Committee of Mountain View Pharmaceuticals, Inc., a privately held company specializing in biopharmaceuticals. From 2008 through 2010, Mr. Land served as the Senior Vice President and Chief Financial Officer of Clarient, Inc., an advanced molecular diagnostics company. From June 2007 to June 2008, he was the Senior Vice President and Chief Financial Officer of Safeguard Scientifics, Inc., a venture capital firm. Prior to Safeguard Scientifics, Inc., Mr. Land held executive management and Chief Financial Officer positions at Medcenter Solutions, Inc., a pharmaceutical marketing company where he was also a board member, and Orchid Cellmark, a provider of DNA testing services. Mr. Land previously served as Senior Vice President and Chief Financial Officer for Genencor International, Inc., a biotechnology company focusing on bioproducts and healthcare, from 1997 until its acquisition in April 2005. From 1991 to 1996, he served as Senior Vice President and Chief Financial Officer for West Pharmaceutical Services, Inc. Previously, Mr. Land was with Campbell Soup Company, Inc. where for nine years he held increasingly senior financial positions and also served as General Manager of a frozen food division. Prior to joining Campbell Soup, he was with Coopers and Lybrand for nine years. Mr. Land is a retired Certified Public Accountant and has a B.S. degree in accounting and finance from Temple University. Mr. Land's qualifications for membership on the Board include his extensive prior experience as chief financial officer at multiple companies, including several in the life science industry. He serves as the Chairperson and designated financial expert on the Audit Committee and as a member of the Governance and Nominating Committee.

Glenn R. Larsen, Ph.D., joined the Board of Directors in February 2015. He is currently President and Chief Executive Officer of Aquinnah Pharmaceuticals, Inc., a pharmaceutical company focused on the development of treatments for ALS and neurodegenerative diseases, which he co-founded in February 2014. He is also a co-founder and Chairman of the Board of Directors of 180 Therapeutics L.P., a clinical stage musculoskeletal drug development company focusing on treating fibrosis, which he co-founded in 2013. He previously served as Chief Scientific Officer and Executive Vice President of Research and Development at SpringLeaf Therapeutics, Inc., a producer of combination drug delivery devices, from 2010 through 2013 and as Chief Operating Officer and Executive Vice President of Research and Development, and as a member of the board of directors, at Hydra Biosciences, Inc., a biopharmaceutical company, from 2003 through 2010. During his prior employment at Wyeth (now Pfizer)/Genetics Institute, Dr. Larsen served in various drug discovery and development leadership positions, including Vice President Musculoskeletal Sciences where he directed Wyeth’s second-largest therapeutic area with responsibility for Enbrel, an anti-TNF therapeutic with multi-billion dollar annual sales used to treat rheumatoid arthritis and other diseases. Dr. Larsen received his Ph.D. in Biochemistry from Stony Brook University and a PMD from Harvard University Business School. Dr. Larsen’s qualifications for membership on the Board include his strong scientific background in pharmaceuticals, biotech, orthopedics, and regenerative medicine, and his extensive experience in management, product development, and business development at multiple companies in the life science industry, all of which provide the Board of Directors with innovative product and commercial development perspectives and insights. He serves as a member of the Compensation Committee and a member of the Governance and Nominating Committee.

Charles H. Sherwood, Ph.D., was appointed Chief Executive Officer of Anika Therapeutics in March 2002, and simultaneously became a member of the Board of Directors. Dr. Sherwood has served as President since June 2001. Dr. Sherwood previously served as Anika Therapeutics’ Chief Operating Officer beginning in June 2001, Vice President of Research and Development beginning in April 2000, and Vice President of Process Development and Engineering beginning in April 1998. Dr. Sherwood served as a consultant to Anika Therapeutics from January 1998 to April 1998. From 1995 to 1997, Dr. Sherwood was Senior Director of Medical Device Research and Development for Chiron Vision. In April 1995, Chiron Vision acquired IOLAB Corporation, a division of Johnson & Johnson where Dr. Sherwood had been Executive Director of Research and Development from 1993 to 1995, Director of Materials Characterization from 1989 to 1993, and Manager/Section Head from 1982 to 1989. Dr. Sherwood was also a part-time faculty member in the Department of Chemistry at the California State Polytechnic University, Pomona, California from 1984 to 1987. Dr. Sherwood received a B.S. in Chemical Engineering from Cornell University, and an M.S. and Ph.D. in Polymer Science and Engineering from the University of Massachusetts, Amherst. Dr. Sherwood also received a Certificate in Management from Claremont Graduate School. Dr. Sherwood brings to the Board an exceptional understanding of all aspects of our business given his role as our President and Chief Executive Officer, and he provides invaluable insight to the Board with respect to their decision-making functions.

Jeffery S. Thompson joined the Board of Directors in January 2011. He is a Partner with HealthEdge Investment Partners, LLC (“HealthEdge”), a Tampa, Florida based private equity firm that provides strategic capital exclusively in the healthcare industry. Mr. Thompson currently serves as a director for various HealthEdge affiliated companies including AMC, Formulated Solutions, Santus, MNG Laboratories, Columbus Group, and Data Dimensions, LLC. Mr. Thompson also serves as a non-executive director for Sinclair Pharma, plc, a publicly traded, London-based, international aesthetic dermatology company. Prior to joining Anika, he served as President, Chief Executive Officer and Chairman of Advanced Bio-Technologies and Enaltus, HealthEdge portfolio companies specializing in skincare solutions. Mr. Thompson also served as a director and the Chief Operating Officer for Stiefel Laboratories, Inc. (“Stiefel”), an independent pharmaceutical company specializing in dermatology. Prior to his Chief Operating Officer role, he was Stiefel’s Senior Vice President of U.S. Business Services and President of Glades Pharmaceuticals. Earlier in his career, Mr. Thompson held sales and business management positions at Bausch & Lomb Pharmaceuticals and SmithKline Beecham. Mr. Thompson holds a B.S. in general science from the University of Pittsburgh. Mr. Thompson’s qualifications for membership on the Board include his prior experience in running a pharmaceutical company and his knowledge of the medical device industry, both of which provide the Board with product and business development perspectives and insights. He serves on the Audit Committee and the Compensation Committee.

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Steven E. Wheeler joined the Board of Directors in 1993. Since 1997, he has been the President of Wheeler & Co., a private investment firm. He is also currently a director of HFF, Inc. During the past five years, Mr. Wheeler also served as a director of Bariston Partners, LLC, a private equity investment firm, and PingTone Communications, Inc., a privately-held VOIP telephone services provider. Between 1993 and 1996, he was Managing Director and a director of Copley Real Estate Advisors and President, Chief Executive Officer, and a director of Copley Properties, Inc., a publicly traded real estate investment trust. From 1991 to 1993, he was Chairman and Chief Executive Officer of Hancock Realty Investors, which manages an equity real estate portfolio. Earlier, he was an Executive Vice President of Bank of New England Corporation from 1990 to 1991. Mr. Wheeler received a B.S. in engineering from the University of Virginia, an M.S. in nuclear engineering from the University of Michigan, and an M.B.A. from Harvard University Business School. Mr. Wheeler brings to the Board a broad understanding of business and finance matters, as well as over 20 years of experience as a member of the Board. He serves as a member of the Compensation Committee and as Chairperson of the Governance and Nominating Committee.

The Board’s Role in Risk Oversight

The role of the Board of Directors in our risk oversight process includes receiving reports from management or a Board committee chairperson on areas of material risk to our Company, including operational, financial, commercial, legal, regulatory, strategic, and reputational risks. The Board has delegated primary responsibility to the Audit Committee to review these reports and discuss with management the process by which management assesses and manages our risk exposure, risk management, and risk mitigation strategies. The Audit Committee also works with other committees to assess areas of risk under the particular purview of those committees. When the Audit Committee receives a report from management or another committee, the Chairperson of the Audit Committee reports on his or her review of the report to the full Board. This enables the Board and its committees to coordinate the risk oversight role to ensure that all directors receive all significant risk-related information. The Board also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions and through regular periodic reports from our independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting. In addition, as part of its charter, the Audit Committee discusses with management and our independent registered public accounting firm significant risks and exposures, as well as the steps management has taken to minimize those risks.

Board Leadership Structure

Dr. Bower serves as the Lead Director of the Board of Directors. Separating the Lead Director role and the Chief Executive Officer role allows our Chief Executive Officer to focus on the strategic management of our day-to-day business, while allowing the Lead Director to focus on leading our Board in its fundamental role of providing advice to and independently overseeing management. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Lead Director, particularly as the Board’s oversight responsibilities continue to grow. The Board believes that having separate positions, with an independent, non-executive director serving as the Lead Director, is the appropriate leadership structure for our Company at this time and allows the Board to fulfill its role with appropriate independence.

Corporate Governance, Board Matters, and Committees

The Board of Directors has determined that each of its members, except for Dr. Sherwood, is “independent” within the meaning of the director independence standards of the NASDAQ Stock Market, Inc. (“NASDAQ”) and the SEC. The Board based these determinations primarily on a review of the responses of each director to questions regarding employment and compensation history, affiliations, and family and other relationships, and on other relevant discussions with the directors.

Independent directors meet periodically in executive sessions without management participation. The executive sessions generally occur in connection with regularly scheduled meetings of the Board and committees of the Board, and at other times the independent directors deem appropriate. The executive sessions are chaired either by the Lead Director or by the Chairperson of the Board committee having jurisdiction over the particular subject matter to be discussed at the particular meeting or portion of a meeting.

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The Board reviews matters related to our corporate governance annually at a regularly scheduled meeting of the Board. This includes an evaluation of our by-laws, committee charters, shareholder rights plan, and other matters related to our governance. During this review, the Board assesses input from management and outside consultants to discern whether any actions should be taken on any of these topics. Furthermore, the Board conducts periodic evaluations that focus on the effectiveness of the Board as a whole and of its committees. Board members complete a detailed questionnaire that (a) provides for quantitative rankings in key areas and (b) seeks subjective comments in each of those areas. In addition, members of each Board committee complete a detailed questionnaire to evaluate how well their committee is operating and to make suggestions for improvement. The evaluation process is managed by the Chairperson of the Nominating and Governance Committee, with advice from outside counsel. Outside counsel conducts separate, confidential interviews with each of the directors to follow-up on responses and comments reflected in the questionnaires. An anonymized summary of the principal findings from the questionnaires and interviews is prepared by outside counsel and is used as the basis for self-assessment discussions by the Board and its committees.

The Board met four times during 2016. No director attended less than 80% of the aggregate of (1) the total number of Board meetings and (2) the total number of meetings held by all committees on which such director served. Our Annual Meetings of Stockholders are generally held to coincide with the Board’s regularly scheduled meetings. Directors are encouraged to attend the Annual Meeting. Each of the then-current directors attended the 2016 Annual Meeting of Stockholders.

The Board currently has three standing committees:

●	Audit Committee;

●	Compensation Committee; and

●	Governance and Nominating Committee.

The Board has adopted a written charter for each of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee, which are reviewed at least yearly by each of the committees. You can find links to these materials in the corporate governance section of our website at http://www.anikatherapeutics.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Audit Committee. The current members of the Audit Committee are Mr. Land, as Chairperson, Dr. Bower, and Mr. Thompson. Mr. Land, Dr. Bower, and Mr. Thompson served on the Audit Committee throughout 2016. The Board has determined that each member of the Audit Committee meets the independence requirements promulgated by NASDAQ and the SEC, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board has determined that each member of the Audit Committee is financially literate and has the requisite financial sophistication to serve on the committee. The Board has also determined that Mr. Land qualifies as an “audit committee financial expert” under the rules of the SEC. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Land’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Land any duties, obligations, or liability that are greater than those that are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

The purposes of the Audit Committee are, among other things, to (1) oversee our accounting and financial reporting processes and the audits of our financial statements, (2) take, or recommend that the Board take, appropriate action to oversee the qualifications, independence, and performance of our independent registered public accounting firm, (3) lead the review of our risk management processes and exposure to risk, and (4) prepare an Audit Committee report as required by the SEC to be included in our annual proxy statement. The Audit Committee has direct authority to appoint, retain, oversee and, when appropriate, terminate our independent registered public accounting firm. The Audit Committee also has the responsibility to confer with the independent registered public accounting firm regarding the scope, method, and result of the audit of our books and records, to report the same to the Board of Directors, and to establish and monitor a policy relative to non-audit services provided by the independent registered public accounting firm in order to ensure the firm’s independence.

The Audit Committee holds separate sessions of its meetings, outside the presence of management, with our independent auditors in conjunction with each regularly scheduled Audit Committee meeting in which the independent auditors participate. The Audit Committee met twelve times during 2016.

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Compensation Committee. The current members of the Compensation Committee are Dr. Bower, as Chairperson, Dr. Larsen, Mr. Thompson, and Mr. Wheeler, each of whom is independent for purposes of NASDAQ listing standards and the SEC. Messrs. Thompson and Wheeler and Dr. Bower and Dr. Larsen served on the Compensation Committee throughout 2016. The Compensation Committee, among other things, exercises on behalf of the Board all of the Board’s responsibilities relating to the development and implementation of our compensation programs which provide incentives that further our long-term strategic plan with the goal of enhancing enduring stockholder value, including: (1) managing our overall compensation structure, policies, and programs, (2) reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, (3) reviewing the performance of and determining the compensation of our Chief Executive Officer, (4) reviewing the performance of and determining, with the advice and assistance of the Chief Executive Officer, the compensation of our executive officers other than the Chief Executive Officer, (5) annually reviewing and recommending to the Board compensation for non-employee directors, (6) overseeing our overall compensation programs, including granting awards under our stock option and equity incentive plan, (7) preparing a report on executive compensation to be included in our annual proxy statement, and (8) appointing, retaining, compensating, terminating, and overseeing the work of any compensation consultant or other compensation adviser, as well as considering the independence of any compensation consultant or other compensation adviser. The Compensation Committee met six times during 2016.

Governance and Nominating Committee. The current members of the Governance and Nominating Committee are Mr. Wheeler, as Chairperson, Mr. Land, and Dr. Larsen, each of whom is independent for purposes of NASDAQ listing standards and the SEC. Messrs. Wheeler and Land and Dr. Larsen served on the Governance and Nominating Committee throughout 2016. The Governance and Nominating Committee is primarily responsible for (1) recommending to the Board the criteria for Board and committee membership, (2) identifying, evaluating, and recommending nominees to stand for election as directors at each Annual Meeting of Stockholders, including incumbent directors and candidates recommended by stockholders, (3) matters related to executive and Board succession, (4) coordinating the evaluation of the Board and its committees, and (5) Board education programs. The Governance and Nominating Committee met five times during 2016.

When considering candidates for director, the Governance and Nominating Committee takes into account a number of factors, including the following minimum qualifications: the nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of the stockholders. In addition, the Governance and Nominating Committee will take into consideration such other factors as it deems appropriate, including any direct experience in the biotechnology, pharmaceutical, and/or life sciences industries or in the markets in which we operate. The Board has adopted a retirement policy providing that directors will not be nominated for election to the Board after their 75th birthday, which was waived by the Board in relation to the election of Dr. Bower at the 2015 Annual Meeting due to his distinguished experience and unique leadership position with our company and the Board. The Board plans to revisit this policy in 2018. While we do not have a formal diversity policy, the Governance and Nominating Committee may consider whether the candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Governance and Nominating Committee may also consider, among other things, the skills of the candidate, his or her availability, the candidate’s depth and breadth of experience or other background characteristics, and his or her independence. Depending upon the current needs of the Board, these and other factors may be weighed more or less heavily by the Governance and Nominating Committee.

The Governance and Nominating Committee will consider written recommendations from stockholders of Anika Therapeutics regarding potential candidates for election as directors. The Governance and Nominating Committee will review and evaluate the qualifications of director nominee candidates who have been recommended by stockholders in compliance with procedures established from time to time by the Governance and Nominating Committee and will conduct such inquiries as it deems appropriate. The Governance and Nominating Committee will consider for nomination any proposed director candidate who is deemed qualified by the Governance and Nominating Committee in light of the minimum qualifications and other criteria for Board membership described above or otherwise approved by the Board from time to time.

Stockholders wishing to suggest a candidate for director should write to the Governance and Nominating Committee in care of our Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730 and include:

●	the name and address of record of the stockholder;

●	a representation that the stockholder is a record holder of our common stock, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) under the Exchange Act;

●	the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full years of the proposed director candidate;

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●	a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

●	a description of all arrangements or understandings between the stockholder and the proposed director candidate;

●	the written consent of the proposed director candidate (1) to be named in the proxy statement relating to the Annual Meeting of Stockholders, (2) to have all required information regarding such candidate included in the proxy statement relating to the Annual Meeting of Stockholders filed pursuant to the rules of the SEC, and (3) to serve as a director if elected at such annual meeting; and

●	any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

The Governance and Nominating Committee may solicit recommendations for candidates for directors from non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, and such other sources as it deems appropriate, including stockholders. The Governance and Nominating Committee will review and evaluate the qualifications of all such proposed candidates in the same manner and without regard to the source of the recommendation.

Communications with the Board of Directors

If you wish to communicate with any of our directors or the Board of Directors as a group, you may do so by writing to the Board, or such individual director(s), in care of our Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730.

We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Executive Officer will be forwarded promptly to the appropriate addressee(s).

Code of Business Conduct

It is our policy that all of our officers, directors, and employees worldwide conduct our business in an honest and ethical manner and in compliance with all applicable laws and regulations. The Board of Directors has adopted the Anika Therapeutics, Inc. Code of Business Conduct and Ethics in order to clarify, disseminate, and enforce this policy. The Code of Business Conduct and Ethics applies to all of our officers, directors, and employees worldwide, including our Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct and Ethics can be viewed on the investor relations section of our website at http://www.anikatherapeutics.com under “Corporate Governance.” Please note that the information contained on the website is not incorporated by reference in, or considered to be part of, this proxy statement.

Majority Voting in Uncontested Director Elections Policy

On December 8, 2015, the Board of Directors adopted our “Majority Voting in Uncontested Director Elections Policy.” An uncontested election occurs when the number of director nominees is equal to the number of Board positions to be filled through election and proxies are being solicited for such election of directors solely by our company. Pursuant to our policy in such an election, if a director receives a greater number of votes “withheld” than “for” his or her election, such director shall promptly offer his or her resignation for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee shall then consider all of the relevant facts and circumstances, and the committee shall recommend to the Board whether or not to accept such offer of resignation. The final decision of whether or not to accept such resignation shall be made by the Board, and, if required or determined by the Board to be desirable, we shall appropriately disclose the decision of the Board along with the rationale for such decision.

Transactions with Related Persons and Conflict of Interest Policy

It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with our business interests. This policy is included in our Code of Business Conduct and Ethics, and it is supplemented by our Conflict of Interest Policy, which was implemented by the Board of Directors on October 6, 2015. Both the Code of Business Conduct and Ethics and the Conflict of Interest Policy are reviewed annually. Among other things, this policy requires each director and officer of Anika Therapeutics to provide written notice of any potential related party transaction, defined by our policy to mirror the definition of Item 404 of Regulation S-K (with the exception that our policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404 of Regulation S-K) to the Lead Director (or to the Chief Executive Officer if such transaction involves the Lead Director) including all information that the Lead Director or Chief Executive Officer may request. Upon receiving all relevant information, the disinterested members of the Board may approve the transaction if they determine that the transaction is in the best interests of, and fair to, us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The Board may also establish guidelines for ongoing management of a specific related party transaction. The policy requires that continuing related party transactions are reviewed on at least an annual basis. Additionally, the policy requires that all of our executives and directors complete a directors and officers questionnaire in connection with each of our annual proxy statements, in which they are asked to disclose family relationships and other related party transactions.

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From January 1, 2016 through the date of this proxy statement, we had one reportable related party transaction. Charles Sherwood III, an adult child of Dr. Charles Sherwood, one of our directors and our President and Chief Executive Officer, is employed on an at-will basis as our senior corporate legal counsel, a non-executive position, and received compensation for fiscal year 2016 of approximately $234,000, which included 3,000 incentive stock options with an initial Black-Scholes value of $49,000, granted under our Second Amended and Restated 2003 Stock Option and Incentive Plan, as amended (the “Second Amended 2003 Plan”) with an exercise price of $38.11 on the date of grant and vesting occurring in four equal annual installments beginning one year from the date of grant. He also received, and continues to receive, benefits generally available to all employees. In 2017, the Board approved a base salary for Mr. Sherwood III of $240,000, which includes 3,000 incentive stock options under the Second Amended 2003 Plan with a total Black-Scholes value of approximately $55,000 on the date of grant, as well as a bonus initially targeted to equal 15% of his base salary. The compensation for this employee was determined in accordance with our standard employment and compensation practices. The 2016 compensation was approved by the Board in accordance with our Conflict of Interest Policy. In January 2017, the Board approved Mr. Sherwood III’s 2017 compensation in accordance with our Conflict of Interest Policy for ongoing related party transactions.

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 BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth the beneficial ownership of our common stock as of March 31, 2017, by:

●	each director who served during 2016;

●	each of the Named Executive Officers named in the Summary Compensation Table set forth under the caption “Executive Compensation;”

●	each other person which is known by us to beneficially own 5% or more of our common stock; and

●	current directors and executive officers as a group.

Unless otherwise noted below, the address of each person listed on the table is in care of Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, MA 01730.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Common Stock Outstanding (2)
Directors and Named Executive officers:
Joseph L. Bower	41,536	(3)	*
Raymond J. Land	13,524	(4)	*
Glenn R. Larsen, Ph.D.	6,477	(5)	*
Jeffery S. Thompson	16,942	(6)	*
Steven E. Wheeler	36,081	(7)	*
Charles H. Sherwood, Ph.D.	613,674	(8)	4.08%
Edward Ahn, Ph.D.	35,036	(9)	*
Dana Alexander	10,000	(10)	*
Sylvia Cheung	206,539	(11)	1.39%
Richard Hague	36,350	(12)	*
Stephen Mascioli, M.D., MPH	-	(13)	*
Current directors and executive officers as a group (10 persons)	1,016,159	(14)	6.57%
5% and Above Stockholders:
Blackrock, Inc.
55 East 52nd Street
New York, NY 10055	1,675,840	(15)	11.44%
Wellington Management Group LLP
280 Congress Street
Boston, MA 02210	1,119,957	(16)	7.64%
The Vanguard Group
100 Vanguard Blvd.
Malvern, PA 19355	845,044	(17)	5.77%

* Indicates less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Accordingly, the number of shares deemed beneficially owned includes (i) shares of common stock owned as of March 31, 2017 and (ii) shares that may be acquired within sixty days of March 31, 2017 through the exercise or vesting of equity awards granted under the Second Amended 2003 Plan. Unless otherwise indicated below, to our knowledge, all persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.
(2)	As of March 31, 2017, there were 14,654,590 shares of common stock outstanding. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person to acquire those shares are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group.

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(3)	This amount includes (i) 3,217 shares subject to restricted stock units and (ii) 2,000 shares owned by Dr. Bower’s spouse. The restricted stock units are unvested and will be fully vested if Dr. Bower leaves our company in good standing.
(4)	This amount includes 3,217 shares subject to restricted stock units. The restricted stock units are unvested and will be fully vested if Mr. Land leaves our company in good standing.
(5)	This amount includes 1,994 shares subject to restricted stock units. The restricted stock units are unvested and will be fully vested if Dr. Larsen leaves our company in good standing.
(6)	This amount includes 3,217 shares subject to restricted stock units. The restricted stock units are unvested and will be fully vested if Mr. Thompson leaves our company in good standing.
(7)	This amount includes 3,217 shares subject to restricted stock units. The restricted stock units are unvested and will be fully vested if Mr. Wheeler leaves our company in good standing.
(8)	This amount includes 360,969 shares subject to stock options that are exercisable within sixty days of March 31, 2017 and 27,575 shares of restricted stock vesting in four equal annual installments commencing one year from the applicable grant date.
(9)	This amount includes 29,111 shares subject to stock options that are exercisable within sixty days of March 31, 2017 and 5,925 shares of restricted stock vesting in four equal annual installments commencing one year from the applicable grant date.
(10)	This amount includes 10,000 shares subject to stock options that are exercisable within sixty days of March 31, 2017.
(11)	This amount includes 168,931 shares subject to stock options and stock appreciation rights that are exercisable within sixty days of March 31, 2017 and 10,787 shares of restricted stock vesting in four equal annual installments commencing one year from the applicable grant date.
(12)	This amount includes 7,450 shares subject to stock options and stock appreciation rights that are exercisable within sixty days of March 31, 2017 and 21,675 shares of restricted stock vesting in four equal annual installments commencing one year from the applicable grant date.
(13)	Dr. Mascioli’s employment as Chief Medical Officer terminated on January 23, 2017, and all shares subject to stock options previously granted to him were forfeited on that date.
(14)	This amount includes 14,862 shares subject to restricted stock units, 65,962 shares of unvested restricted stock, and 576,461 shares in the aggregate subject to stock options and stock appreciation rights that are exercisable within sixty days of March 31, 2017.
(15)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Blackrock, Inc. on January 12, 2017. Blackrock, Inc. has sole voting power with respect to 1,642,873 shares and sole dispositive power with respect to 1,675,840 shares.
(16)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Wellington Management Group, LLP on February 9, 2017. Wellington Management Group LLP has shared power to vote or direct the vote with respect to 872,939 shares and shared dispositive power with respect to 1,119,957 shares.
(17)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of The Vanguard Group on February 9, 2017. The Vanguard Group has sole voting power with respect to 26,277 shares and sole dispositive power with respect to 818,467 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

The Exchange Act requires that our officers, directors, and persons who own more than 10% of our common stock file initial reports of ownership and report of changes in ownership with the SEC and NASDAQ. Officers, directors, and persons who beneficially own more than 10% of our common stock are also required to furnish us with a copy of all forms they file pursuant to Section 16(a) of the Exchange Act. To our knowledge, based solely upon a review of Forms 3, 4, 5, and other applicable forms as well as amendments thereto furnished to us under Rule 16a-3(e) of the Exchange Act for the year ended December 31, 2016, no officer, director, or person who owns more than 10% of our outstanding shares of common stock failed to file such reports on a timely basis.

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EXECUTIVE OFFICERS

The Board of Directors elects our executive officers annually at a regular meeting held immediately preceding the Annual Meeting of Stockholders. The Board also elects executive officers throughout the year as such individuals are hired by us. Such executive officers hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, unless they sooner resign or are removed from office. There are no family relationships between any of our directors, director nominees, or executive officers.

The following table lists the current executive officers of Anika Therapeutics and certain information concerning the executive officers of Anika Therapeutics. It is anticipated that each of these officers will be re-appointed by the Board immediately preceding the Annual Meeting:

Name	Age	Position
Charles H. Sherwood, Ph.D.	70	President and Chief Executive Officer
Edward Ahn, Ph.D.	45	Chief Technology and Strategy Officer
Dana Alexander	41	Chief Operations Officer
Sylvia Cheung	42	Chief Financial Officer, Treasurer, and Secretary
Richard Hague	57	Chief Commerical Officer

Dr. Sherwood’s biography is included above in the section titled “Proposal 1: Election of Directors – Information Regarding the Directors.”

Edward Ahn, Ph.D., was appointed Chief Technology and Strategy Officer on October 30, 2014. From 2012 through 2014, Dr. Ahn was Managing Director and Chief Science Officer at MedCap Advisors where he built merger strategies, strategic partnerships, and licensing agreements for emerging medical device, biotechnology, and biological organizations with a focus on regenerative medicine. Prior to his work at MedCap, Dr. Ahn was Vice President of Product Development for Pioneer Surgical Biologics from 2007 through 2012. In this role Dr. Ahn directed Pioneer Surgical Biologic’s product development policies, objectives, and initiatives. He has also served as Chief Executive Officer, Chief Technology Officer, and Founder of Angstrom Medica, Inc., a company based upon his doctoral thesis work and focused on commercializing nanotechnology in the area of Orthopedics. Dr. Ahn holds a B.S. in chemical engineering from Stanford University and both an M.S. in chemical engineering practice and a Ph.D. in chemical engineering from Massachusetts Institute of Technology.

Dana Alexander was appointed Chief Operations Officer on April 4, 2016. Mr. Alexander has spent the last 14 years in various leadership roles at Genzyme Corporation. From 2011 through 2016, Mr. Alexander served as Senior Director of Biologics Manufacturing Operations, heading manufacturing at Genzyme’s flagship biologics plant, with responsibilities including overseeing production planning and execution, bringing new manufacturing capacity on-line, and implementing new production and quality systems. During his tenure at Genzyme Corporation, Mr. Alexander also held other leadership roles and provided operational oversight for the construction, start-up, and approval of a new cGMP cell culture facility, managed Chemistry, Manufacturing and Control (CMC) activities for a variety of late stage and commercial products, and led operation product teams across complex supply chains to deliver global clinical and commercial supply requirements. Mr. Alexander holds a B.S. in chemical engineering from Northeastern University and an M.B.A. from Boston University.

Sylvia Cheung was appointed Chief Financial Officer, Treasurer, and Secretary on April 1, 2013. Ms. Cheung served as our Vice President of Strategic Processes commencing in 2012. Since October 2014, she has also served as General Manager for our Italy-based subsidiary, Anika Therapeutics S.r.l., and she served in the same role from 2010 to 2011. Ms. Cheung originally joined our company as its Controller in 2005, and, in addition to fulfilling these financial responsibilities, she led our integration of Anika S.r.l. subsequent to its acquisition in 2009. Prior to joining Anika, she held a series of progressively responsible financial management positions at Transkaryotic Therapies, Inc. From 1995 to 2000, Ms. Cheung worked for PricewaterhouseCoopers LLP as an Audit Senior Associate with a focus in technology companies. Ms. Cheung holds a B.S. in business administration and accounting from the University of Massachusetts in Amherst and an M.B.A. from Boston University, and she is a Certified Public Accountant (inactive).

Richard Hague was appointed Chief Commercial Officer on October 26, 2015. From November 2014 through joining our company, Mr. Hague was the Vice President Sales and Marketing at TEI Medical where he was responsible for driving the revenue growth of that corporation’s dermal scaffold product, as well as for the build out of its sales and marketing teams. From 2011 through 2014, Mr. Hague was Vice President Sales, Marketing, and Commercial Operations for Sanofi Biosurgery’s Cell Therapy and Regenerative Medicine group. In this role, Mr. Hague was responsible for the global commercial operations of the group’s products in the orthopedic sports medicine and burn markets. Prior to this, Mr. Hague was the Senior Director and Head of Sales for Genzyme Biosurgery where he headed the U.S. sales team in the orthopedics and sports medicine market. Mr. Hague holds a B.S. in marketing from the University of Connecticut.

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COMPENSATION DISCUSSION AND ANALYSIS

This section describes and analyzes the material elements of the 2016 compensation for our executive officers identified in the Summary Compensation Table hereunder. We refer to these individuals as the “Named Executive Officers” or “NEOs.” The Compensation Committee of the Board of Directors oversees all decisions regarding the compensation of the NEOs, including base salary, annual bonuses, equity incentives, perquisites, and other agreements and arrangements.

Philosophy and Process

The overall objective of our executive compensation policy is to attract and retain highly qualified executive officers and to motivate them to provide a superior level of performance for the benefit of our company and its stockholders. The Compensation Committee approves our compensation policies and oversees our overall compensation program. The Compensation Committee believes that to accomplish these objectives we should provide executive officers with market competitive compensation packages and the opportunity to earn additional cash and equity compensation based upon our business progress and financial performance.

In setting the compensation for our executive officers, the Compensation Committee relies primarily on our financial performance and an assessment of the individual’s performance and contribution to our development and achievements. The Compensation Committee also considers the yearly shareholder advisory vote on executive compensation, which, given the high approval rate of such compensation at the 2016 Annual Meeting, resulted in no changes to our executive compensation programs for 2017. Additionally, the Compensation Committee weighs quantitative factors such as general compensation trends. In this regard, the Compensation Committee periodically reviews surveys of executive compensation and information concerning compensation at similarly situated companies. The Compensation Committee engaged Radford, an Aon Hewitt Company—a business unit of Aon plc, a national executive compensation consulting firm (“Radford”), to assist the Company in selecting an appropriate peer group for compensation comparisons and to perform an executive compensation review. The Compensation Committee, with the assistance of Radford, performed this analysis in 2013, 2015, and 2016, and it generally performs this analysis at least every two years. In completing its analysis in 2016, the Compensation Committee reviewed competitive data compiled by Radford from a peer group comprised of 18 companies of similar size and related businesses. The Compensation Committee also reviewed market data from the 2016 Radford Global Life Sciences Executive Survey (the “Radford Survey”) covering over 55 public biopharmaceutical and medical device companies. While the Compensation Committee does not determine compensation based on formulaic criteria, it generally seeks to achieve an overall compensation level approximating the industry median. The following is the composition of the peer group for 2016:

Peer Group Companies
Biopharmaceutical Companies
Exelixis, Inc.
Halozyme, Inc.
Macrogenics, Inc.
MiMedx Group, Inc.
Momenta Pharmaceuticals, Inc.
Repligen Corporation
Spectrum Pharmaceuticals, Inc.
Sucampo Pharmaceuticals, Inc.
Vanda Pharmaceuticals, Inc.
Medical Device Companies
AtriCure, Inc.
Atrion Corporation
Cerus Corporation
CryoLife Inc.
GenMark Diagnostics, Inc.
Glaukos Corporation
Rockwell Medical, Inc.
STAAR Surgical Company
Vascular Solutions, Inc.

With respect to the definition of financial performance, we developed our 2016 budget with the knowledge that certain events could impact the achievement of the budgeted goals. These events included: efforts to gain U.S. and international approvals of Cingal; the launch of Cingal in Canada and certain European Union countries; growing the sales of Monovisc and Orthovisc in the U.S. market as adoption of Monovisc continues to expand in its second full year of commercialization in the U.S.; the execution of Hyalofast U.S. clinical development; the realization of planned operations and manufacturing gains; the ongoing international development and improvement of our business; the planned transition of manufacturing operations for our Italian subsidiary’s products from an Italian contract manufacturer to our Bedford, Massachusetts headquarters, geographic expansion of our existing product franchises, in particular our orthobiologics franchise; and the achievement of CE-Mark approval for our latest orthobiologics product, which is branded as Orthovisc-T outside of the United States. The Compensation Committee and the Board of Directors review actual developments to determine executive compensation based on actual performance and achievements during the year.

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Components of Compensation

The principal components of the compensation policy for our executive officers are base salary, cash bonuses, and equity based grants. Decisions regarding each component are made independent of any other component, provided that overall compensation is an aspect of our benchmark analysis.

Base Salary.  The primary component of compensation for our executive officers is base salary. Base salaries for these individuals are subject to annual review by either the Board of Directors or the Compensation Committee. In addition, the executive officers are subject to confidentiality, non-disclosure, non-competition, non-solicitation, assignment and arbitration provisions. Base salary levels for our executive officers are determined based upon an evaluation of a number of factors, including the individual’s level of responsibility, experience, performance and competitive market practices as determined by our analysis of management compensation surveys, and a review of other published data relating to executive compensation, including peer group data, and taking into account any contractual obligations. Salaries are reviewed on an annual basis.

Cash Bonus.  The second principal component of our compensation policy for executive officers consists of discretionary cash bonuses. The Compensation Committee considers the achievement of financial results, organizational development, business and technical development, and contribution to increasing shareholder value at its discretion to determine the amounts and the timing of the bonuses awarded to executive officers. Historically, cash bonuses for the most recently completed year are awarded contemporaneously with annual compensation reviews for the subsequent year. Bonuses are prorated in the year of hire, provided that the employee begins their employment with us prior to October 1. The Compensation Committee also grants cash bonuses for executive retention purposes, taking into account, among other things, general industry practices, special performance bonuses in exceptional circumstances, and any contractual obligations. Bonuses are not determined based on a formula, but rather by taking into account both company and individual performance as a whole.

After the completion of the 2016 fiscal year, the Compensation Committee, with the assistance of the Chief Executive Officer, reviewed our performance, as well as the individual performance of each executive officer. Accomplishments that factored into the bonus and equity awards for 2016 included: strong financial results, including achieving 17% product revenue growth from 2015 and exceeding internal net income targets; the maintenance of U.S. market-leading positions for our Orthovisc and Monovisc products; CE-Mark approval of Cingal; progress on the U.S. FDA approval pathway for Cingal; continued implementation of our strategic decision to consolidate our manufacturing operations, including for products previously outsourced to a contract manufacturer, at our Bedford, Massachusetts headquarters; advancements in our research and development pipeline; organizational development, including the hiring of certain key contributors within the organization; and the achievement of CE-Mark approval for our latest orthobiologic product, which is branded as Orthovisc-T outside of the United States. For the year, the Compensation Committee determined that we made excellent overall progress.

Equity Based Grants.  The third principal component of our compensation policy for executive officers consists of grants under the Second Amended 2003 Plan. Under this plan, executive officers may be granted stock options or other forms of equity securities, including stock appreciation rights (“SARs”), restricted stock awards, and performance-based equity awards. In 2016, the Compensation Committee granted to executive officers common stock options, performance-based common stock options, and restricted stock awards as described herein. The equity component of our compensation policy provides the opportunity for our executive officers to be compensated based upon increases in the market price of our common stock. The Compensation Committee has delegated to our Chief Executive Officer the ability under the Second Amended 2003 Plan to grant to non-officer employees up to an annual maximum of 50,000 shares per individual and 300,000 shares per year in the aggregate, provided any such grants comply with all existing plan and statutory requirements.

In February 2016, the Compensation Committee granted certain executive officers performance-based stock option awards under the Second Amended 2003 Plan, with the awards to be measured based on our 2016 financial results and certain business criteria, including, among other things, obtaining CE-Mark approval of Cingal and obtaining approval for a new product in the U.S. or the European Union. In February 2017, the Compensation Committee measured the executive officers’ performance in granting such awards under the Second Amended 2003 Plan. The related grants are detailed in the table captioned “Option Grants and Plan Awards in 2016” included herein.

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Compensation of Chief Executive Officer. In 2016, Dr. Sherwood’s annual salary was $601,586. In determining the compensation for Dr. Sherwood in 2016, the Compensation Committee evaluated corporate, individual, and organizational accomplishments by Anika Therapeutics in 2015. In addition, the Compensation Committee took into account information regarding the compensation paid to other Chief Executive Officers in comparably sized, publicly traded companies in the pharmaceutical and medical device industry and the relative performance of such companies, as well as the data from the Radford Survey.

In recognition of the corporate, individual, and organizational accomplishments of Anika Therapeutics for 2016, including his leadership and contributions to our performance and financial results for the year, in January 2017, the Compensation Committee awarded Dr. Sherwood a cash bonus of $496,308, or 110% of his target bonus.

The Compensation Committee also factored into its evaluation the aggregate value of all compensation received by the Chief Executive Officer, including the value of equity awards received by the Chief Executive Officer as compared to the holdings of other comparably situated Chief Executive Officers, based on data from the Radford Survey.

Compensation of Chief Technology and Strategy Officer. In 2016, Dr. Ahn’s annual salary was $315,675. In determining the compensation for Dr. Ahn in 2016, the Compensation Committee evaluated corporate, individual, and organizational accomplishments by Anika Therapeutics in 2015. The Compensation Committee took into account information regarding the compensation paid to other individuals in similar professional capacities in comparably sized, publicly traded companies in the pharmaceutical and medical device industry and the relative performance of such companies, as well as data from the Radford Survey.

In recognition of the corporate, individual, and organizational achievements of Anika Therapeutics for 2016, including his contributions to our performance and financial results for the year, in January 2017, the Compensation Committee awarded Dr. Ahn a cash bonus of $156,259, or 110% of his target bonus.

Compensation of Chief Operations Officer. Mr. Alexander joined our company on April 4, 2016. Mr. Alexander’s salary compensation was $285,000, which reflected his salary as prorated for the period between his start date and the end of 2016. The Compensation Committee took into account information regarding the compensation paid to other individuals in similar professional capacities in comparably sized, publicly traded companies in the pharmaceutical and medical device industry and the relative performance of such companies, as well as data from the Radford Survey.

In recognition of the corporate, individual, and organizational achievements of Anika Therapeutics for 2016, including his contributions to our performance and financial results for the year, in January 2017, the Compensation Committee awarded Mr. Alexander a cash bonus of $76,950, or 80% of his target bonus prorated to his date of hire.

Compensation of Chief Financial Officer. In 2016, Ms. Cheung’s annual salary was $346,942. In determining compensation for Ms. Cheung in 2016, the Compensation Committee evaluated corporate, individual and organizational accomplishments by Anika Therapeutics in 2015. In addition, the Compensation Committee took into account information regarding the compensation paid to other Chief Financial Officers in comparably sized, publicly traded companies in the pharmaceutical and medical device industry and the relative performance of such companies, and data from the Radford Survey.

In recognition of the corporate, individual, and organizational achievements of Anika Therapeutics for 2016, including her contributions to our performance and financial results for the year, in January 2017, the Compensation Committee awarded Ms. Cheung a cash bonus of $171,736, or 110% of her target bonus.

Compensation of Chief Commercial Officer.  In 2016, Mr. Hague’s annual salary was $315,000. The Compensation Committee took into account information regarding the compensation paid to other individuals in similar professional capacities in comparably sized, publicly traded companies in the pharmaceutical and medical device industry and the relative performance of such companies, as well as data from the Radford Survey.

In recognition of the corporate, individual, and organizational achievements of Anika Therapeutics for 2016, including his contributions to our performance and financial results for the year, in January 2017, the Compensation Committee awarded Mr. Hague a cash bonus of $127,575, or 90% of his target bonus.

Compensation of Chief Medical Officer.  Dr. Mascioli joined our company on April 4, 2016. Dr. Mascioli’s salary compensation was $350,000, which reflected his salary as prorated for the period between his start date and the end of 2016. The Compensation Committee took into account information regarding the compensation paid to other individuals in similar professional capacities in comparably sized, publicly traded companies in the pharmaceutical and medical device industry and the relative performance of such companies, as well as data from the Radford Survey. Dr. Mascioli did not receive a cash bonus for 2016 due to the termination of his employment on January 23, 2017.

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Deductibility of Executive Compensation.  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the federal income tax deductibility of compensation paid to our Chief Executive Officer and to each of the other most highly compensated executive officers, to the extent such compensation exceeds $1 million per person. There is an exemption from the $1 million limit for performance-based compensation that meets certain requirements. For this purpose, certain awards made under the Second Amended 2003 Plan qualify as performance-based compensation. While our Board intends to design certain components of executive compensation to preserve deductibility under Section 162(m) of the Code, it believes that stockholder interests are best served by not restricting our Board’s or the Compensation Committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, our Board and the Compensation Committee have from time to time approved, and our Board or the Compensation Committee may in the future approve, compensation arrangements for certain officers, including the grant of equity-based awards, that may not be fully deductible for federal corporate income tax purposes. Considering our current compensation plans and policies, Anika Therapeutics and the Compensation Committee believe that, for the near future, there is little risk that we will lose any significant tax deduction relating to executive compensation. The Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards to exceed the limitation under section 162(m) if it determines that such action is appropriate and in our best interests.

Agreements with Named Executive Officers

We have entered into employment agreements with our Chief Executive Officer and Chief Financial Officer providing severance benefits to be competitive with our peer group, for retention purposes, and to attract well qualified and talented executives. In exchange for such severance protection, these executives have agreed to be bound by certain restrictive covenants, including non-competition and non-solicitation provisions. We believe that these agreements are fair to the executives and to our stockholders because these agreements provide relatively modest severance in exchange for the restrictive covenants which protect our company.

Chief Executive Officer

On October 17, 2008, we entered into an employment agreement (the “CEO Employment Agreement”) with Dr. Charles H. Sherwood, our President and Chief Executive Officer. Effective December 8, 2010, we entered into an amendment to the CEO Employment Agreement to include certain technical amendments to bring such agreement into compliance with Section 409A of the Code and the regulations thereunder. In addition to his base salary in existence at the time of the agreement, Dr. Sherwood is eligible to receive cash incentive compensation, with a discretionary bonus at a target equal to 75% of his annual base salary. Pursuant to the terms of the CEO Employment Agreement, upon any termination, whether due to death, disability, or for any reason by Dr. Sherwood or us, Dr. Sherwood will be entitled to any accrued benefits, including any earned but unpaid base salary and incentive compensation, unpaid expense reimbursements, accrued but unused vacations, and any vested benefits under our employee benefit plans. Under the terms of the CEO Employment Agreement, Dr. Sherwood would receive a gross-up payment that, on an after-tax basis, is equal to the taxes imposed on the severance payments under the CEO Employment Agreement in the event any payment or benefit to him is considered an “excess parachute payment” and subject to an excise tax under the Code. Notwithstanding the foregoing, the amount of gross-up payment that Dr. Sherwood would be entitled to receive is limited to $500,000.

Subject to certain conditions, upon an involuntary termination by us of Dr. Sherwood’s employment without “cause” (as defined in the CEO Employment Agreement) or a voluntary termination of employment by him for “good reason” (as defined in the CEO Employment Agreement), Dr. Sherwood would be entitled to receive a severance amount equal to 1.5 times the sum of his base salary and target annual bonus for the then-current fiscal year and would be eligible to continue to participate in our group health, dental, and vision program for 18 months. If Dr. Sherwood’s termination of employment occurs within 3 months prior to or within 12 months after a “change in control” (as defined in the CEO Employment Agreement) and such termination is made by him for “good reason” or by us without “cause,” (i) Dr. Sherwood would be entitled to receive, in lieu of the severance amount described above, a severance amount equal to two times the sum of his base salary and target annual bonus for the then-current fiscal year, (ii) all of Dr. Sherwood’s stock options and stock-based awards would immediately accelerate and become fully exercisable or non-forfeitable as of the effective date of such change in control, and (iii) Dr. Sherwood would be eligible to continue to participate in our group health, dental, and vision program for 24 months, subject to certain conditions.

According to the terms of Dr. Sherwood’s equity award agreements, if Dr. Sherwood’s employment terminates due to the acceptance by the Board of Directors of his retirement in good standing on or after the date on which Dr. Sherwood has reached the age of 63, on such date of retirement the vesting of all of Dr. Sherwood’s outstanding equity awards shall automatically accelerate and shall become fully exercisable.

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Chief Financial Officer

On March 22, 2010, we entered into an employment agreement (the “CFO Employment Agreement”) with Sylvia Cheung, our Chief Financial Officer, Secretary and Treasurer. Effective December 8, 2010, we entered into an amendment to the CFO Employment Agreement to include certain technical amendments to bring such agreement into compliance with Section 409A of the Code and the regulations thereunder. In addition to her base salary in existence at the time of the agreement, Ms. Cheung is eligible to receive cash incentive compensation, with a discretionary bonus at a target equal to 45% of her annual base salary. Pursuant to the terms of the CFO Employment Agreement, upon any termination, whether due to death, disability, or for any reason by Ms. Cheung, or us, Ms. Cheung would be entitled to any accrued benefits, including any earned but unpaid base salary and incentive compensation, unpaid expense reimbursements, accrued but unused vacations, and any vested benefits under our employee benefit plans. Under the terms of the CFO Employment Agreement, Ms. Cheung would be subject to a modified economic cutback in the event any payment or benefit to her is considered an “excess parachute payment” and subject to an excise tax under the Code.

Subject to certain conditions, upon an involuntary termination by us of Ms. Cheung’s employment without “cause” (as defined in the CFO Employment Agreement) or a voluntary termination of employment by her for “good reason” (as defined in the CFO Employment Agreement), Ms. Cheung would be entitled to receive a severance amount equal to her current base salary for the then-current fiscal year and would be eligible to continue to participate in our group health, dental, and vision program for 12 months. If Ms. Cheung’s termination of employment occurs within 3 months prior to or within 12 months after a “change in control” (as defined in the CFO Employment Agreement) and such termination is either by her for “good reason” or by us without “cause,” (i) Ms. Cheung would be entitled to receive, in lieu of the severance amount described above, a severance amount equal to 1.5 times the sum of her base salary and target annual bonus for the then-current fiscal year, (ii) all of Ms. Cheung’s stock options and stock-based awards would immediately accelerate and become fully exercisable or non-forfeitable as of the effective date of such change in control, and (iii) Ms. Cheung would be eligible to continue to participate in our group health, dental and vision program for 18 months, subject to certain conditions.

Second Amended and Restated 2003 Stock Option and Incentive Plan, as Amended

In 2003, the Board of Directors adopted the 2003 Stock Option and Incentive Plan to provide incentives to officers, employees, non-employee directors, and other key persons. In 2009, the Board, upon recommendation of the Compensation Committee, adopted the Amended 2003 Plan, which was approved by the stockholders on June 5, 2009. In 2011, the Board, upon recommendation of the Compensation Committee, adopted the Second Amended 2003 Plan, which was approved by the stockholders on June 7, 2011. In 2013, the Board, upon recommendation of the Compensation Committee, amended the Second Amended 2003 Plan, which was approved by the stockholders on June 18, 2013. The Second Amended 2003 Plan, as amended, is administered by the Compensation Committee of the Board, which, at its discretion, may grant stock-based awards, including incentive stock options, non-qualified stock options, stock appreciation rights, deferred stock, restricted stock, unrestricted stock, performance shares, and dividend equivalent rights. The Second Amended 2003 Plan provides that in the event of a “change of control,” as defined in the Second Amended 2003 Plan, generally all stock options and stock appreciation rights will automatically become fully exercisable and that the restrictions and conditions on all awards of restricted stock, deferred stock awards, and performance share awards will automatically be deemed waived. At December 31, 2016, a total of 979,569 shares were subject to outstanding options and SARs issued under the Second Amended 2003 Plan were at a weighted average exercise price of $26.15, unvested restricted stock awards totaled 88,581 shares, unvested restricted stock units totaled 22,841 shares, and the total number of remaining shares of common stock available for future grants was 881,084. If our stockholders approve the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan in accordance with Proposal 2 at the Annual Meeting, it will replace the Second Amended 2003 Plan and no further grants will be made thereunder. See section entitled “Executive Compensation – Option Grants and Plan Awards in 2016” for information regarding grants in 2016 to our NEOs.

Risk Considerations in Our Compensation Programs

The Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on our company.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of Anika Therapeutics, Inc. (“Compensation Committee”) has reviewed and discussed with the management of Anika Therapeutics the section entitled “Compensation Discussion and Analysis” contained in this proxy statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement for the 2017 Annual Meeting of Stockholders. This report is submitted by the following independent directors who comprise the committee:

Joseph L. Bower, Chairperson	Glenn R. Larsen, Ph.D.	Jeffery S. Thompson	Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

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EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes the compensation information in respect of our NEOs for the year ended December 31, 2016.

Summary Compensation Table

Name and Principal Position	Year	Salary (1)	Bonus (2)	Option Awards (3)		Stock Awards (3)		All Other Compensation (4)		Total
Charles H. Sherwood, Ph.D.	2016	$601,586	$496,308	$1,519,778		$861,286		$52,060	(10)	$3,531,018
President and Chief	2015	$581,242	$508,587	$864,043		$535,815		$52,118	(10)	$2,541,805
Executive Officer	2014	$564,313	$434,521	$694,130		$496,310		$41,093	(10)	$2,230,367

Ed Ahn, Ph.D.	2016	$315,675	$156,259	$439,830		$301,069		$18,720		$1,231,553
Chief Technology and	2015	$305,000	$137,250	$43,953		$-		$18,720		$504,923
Strategy Officer	2014	$43,404	$-	$733,170	(6)	$-		$2,164		$778,738

Dana Alexander	2016	$285,000	$76,950	$759,247	(7)	$-		$13,187		$1,134,384
Chief Operations Officer

Sylvia Cheung	2016	$346,942	$171,736	$439,830		$301,069		$18,720		$1,278,297
Chief Financial Officer	2015	$335,210	$188,556	$289,996		$264,931		$18,720		$1,097,413
	2014	$307,000	$151,965	$247,519		$195,322		$13,719		$915,525

Richard Hague	2016	$315,000	$127,575	$439,830		$301,069		$84,799	(11)	$1,268,273
Chief Commerical Officer	2015	$48,462	$-	$-		$727,650	(9)	$24,831	(11)	$800,943

Stephen Mascioli, M.D., MPH(5)	2016	$350,000	$-	$759,247	(8)	$-		$27,473		$1,136,720
Chief Medical Officer

(1)	The amounts in this column represent the annual base salary approved for the executive by the Board of Directors prorated based on employment dates during the indicated year.
(2)	The amounts in this column represent discretionary cash bonuses earned in the indicated year, but paid in January or February of the following year.
(3)	The amounts in this column reflect the grant date fair value computed with respect to the equity awards issued during the indicated year in accordance with ASC Topic 718. See the information appearing in Note 12 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2016 for certain assumptions made in the valuation of stock and option awards. The Board granted equity awards on February 4, 2016, February 3, 2015, and January 27, 2014, respectively.
(4)	Unless otherwise noted, these amounts constitute group term life insurance premiums and matching contributions to our Employee Savings and Retirement Plan (401(k) plan).
(5)	Dr. Mascioli’s employment as our Chief Medical Officer began on April 4, 2016, and his employment was terminated on January 23, 2017.
(6)	Dr. Ahn’s employment as our Chief Technology and Strategy Officer began on October 30, 2014. An equity award of 40,000 shares of incentive stock options was granted in connection with the commencement of Dr. Ahn’s employment.
(7)	Mr. Alexander’s employment as our Chief Operations Officer began on April 4, 2016. An equity award of 40,000 shares of incentive stock options was granted in connection with the commencement of Mr. Alexander’s employment.
(8)	Dr. Mascioli was granted an equity award of 40,000 shares of incentive stock options in connection with the commencement of his employment. Upon the termination of Dr. Mascioli’s employment, the totality of this award was forfeited.
(9)	Mr. Hague’s employment as our Chief Commercial Officer began on October 26, 2015. A restricted stock award of 21,000 shares was granted in connection with the commencement of Mr. Hague’s employment.
(10)	These amounts include reimbursement of life insurance premiums of $15,114, $15,413 and $15,114 in 2016, 2015 and 2014, respectively.
(11)	This amount includes $57,611 and $22,416 of relocation expense reimbursement provided to Mr. Hague in 2016 and 2015, respectively, in accordance with the terms of the Offer Letter we entered into with Mr. Hague prior to the commencement of his employment.

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Option Grants and Plan Awards in 2016

The following table sets forth each grant of equity awards made to the NEOs during the year ended December 31, 2016. All such equity awards vest over a four-year period commencing on the first anniversary of the grant date, except for performance-based equity awards which vest over a four-year period with the first vesting date occurring on the performance measurement date and the next three vesting dates occurring on January 1 of each subsequent calendar year following the calendar year in which the performance measurement date occurs.

Name	Grant Date	Exercise Price or Base of Equity Awards (1)	Number of Shares Underlying Awards		Grant Date Fair Value of Awards (2)
Charles H. Sherwood, Ph.D.	Febuary 4, 2016	$38.11	125,475	(5)	$2,381,064
Ed Ahn, Ph.D.	February 4, 2016	$38.11	37,700	(6)	$740,899
Dana Alexander (3)	April 4, 2016	$44.54	40,000		$759,247
Sylvia Cheung	February 4, 2016	$38.11	37,700	(7)	$740,899
Richard Hague	Febuary 4, 2016	$38.11	37,700	(8)	$740,899
Stephen Mascioli, M.D., MPH (4)	February 4, 2016	$44.54	40,000		$759,247

(1)	The exercise price of each award equals the grant date closing stock price, as reported on the NASDAQ stock exchange.
(2)	This column represents the full grant date fair value of stock options and restricted stock under ASC 718 granted to each of the NEOs in the fiscal year ended December 31, 2016. Generally, the full grant date fair value is the amount that we will expense in our financial statements over the award’s vesting period. For restricted stock, fair value was calculated using the closing price of our common stock on the grant date. For stock options and performance-based stock options, fair value was calculated using the Black-Scholes value on the grant date. See the information appearing in Note 12 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2016 for certain assumptions made in the valuation of these awards.
(3)	Mr. Alexander’s employment as Chief Operations Officer began on April 4, 2016, and this equity award represents incentive stock options granted in connection with such commencement of employment.
(4)	Dr. Mascioli’s employment as Chief Medical Officer began on April 4, 2016, and this equity award represents incentive stock options granted in connection with such commencement of employment. Dr. Mascioli’s employment was terminated on January 23, 2017, and the totality of this award was forfeited on that date.
(5)	This includes 22,600 shares of restricted stock awards and 63,500 common stock options, and it also includes 39,375 shares earned in connection with 125% achievement of performance targets related to performance-based stock option awards, all of which vest ratably over four years and were granted during the year ended December 31, 2016.
(6)	This includes 7,900 shares of restricted stock awards and 18,300 common stock options, and it also includes 11,500 shares earned in connection with 125% achievement of performance targets related to performance-based stock option awards, all of which vest ratably over four years and were granted during the year ended December 31, 2016.
(7)	This includes 7,900 shares of restricted stock awards and 18,300 common stock options, and it also includes 11,500 shares earned in connection with 125% achievement of performance targets related to performance-based stock option awards, all of which vest ratably over four years and were granted during the year ended December 31, 2016.
(8)	This includes 7,900 shares of restricted stock awards and 18,300 common stock options, and it also includes 11,500 shares earned in connection with 125% achievement of performance targets related to performance-based stock option awards, all of which vest ratably over four years and were granted during the year ended December 31, 2016.

Discussion of Summary Compensation and Grants of Plan-Based Awards Tables

The compensation paid to the Named Executive Officers includes salary and bonus. See additional information regarding the salary, bonus, and equity incentive compensation of our named executive officers, as well as a discussion of their employment agreements, under the section captioned “Compensation Discussion and Analysis” above.

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Outstanding Equity Awards at December 31, 2016

The following table provides information on the holdings of outstanding stock options and unvested stock awards held by the NEOs as of December 31, 2016.

	Outstanding Equity Awards at December 31, 2016
	Option Awards					Stock Awards
								Equity Incentive Plan Awards
Name	Number of Securities Underlying Exercisable Options (1)	Number of Securities Underlying Unexercisable Options (1)		Option Exercise Price	Option Expiration Date	Number of Unvested Shares or Units of Stock (1)	Market Value of Unvested Shares or Units of Stock (2)	Number of Unearned and Unvested Shares, Units, or Other Rights	Market or Payout Value of Unearned and Unvested Shares, Units, or Other Rights
Charles H. Sherwood, Ph.D	-	102,875	(3)	$38.11	2/4/2026	22,600	$1,106,496	-	$-
	13,275	39,825		$39.69	2/3/2025	10,125	$495,720	-	$-
	25,800	25,800		$32.02	1/27/2024	7,750	$379,440	-	$-
	75,000	25,000		$10.87	1/29/2023	-	$-	-	$-
	75,000	-	(*)	$6.99	6/7/2021	-	$-	-	$-
	95,000	-		$6.98	1/18/2021	-	$-	-	$-
Total	284,075	193,500				40,475	$1,981,656

Ed Ahn, Ph.D.	-	29,800	(4)	$38.11	2/4/2026	7,900	$386,784	-	$-
	831	2,494		$39.69	2/3/2025	-	$-	-	$-
	20,000	20,000		$41.15	10/30/2024	-	$-	-	$-
Total	20,831	22,494				7,900	$386,784		$-

Dana Alexander	-	40,000		$44.54	4/4/2026	-	$-	-	$-
Total	-	40,000				-	$-

Sylvia Cheung	-	29,800	(5)	$38.11	2/4/2026	7,900	$386,784	-	$-
	4,256	12,769		$39.69	2/3/2025	6,675	$254,718	-	$-
	9,200	9,200		$32.02	1/27/2024	4,575	$174,582	-	$-
	33,750	11,250		$10.87	1/29/2023	-	$-	-	$-
	15,000	-		$9.10	1/25/2022	-	$-	-	$-
	25,000	-	(*)	$6.99	6/7/2021	-	$-	-	$-
	25,000	-		$6.98	1/18/2021	-	$-	-	$-
	35,000	-		$6.36	1/26/2020	-	$-	-	$-
	5,000	-	(*)	$10.99	1/31/2018	-	$-	-	$-
Total	152,206	63,019				19,150	$816,084

Richard Hague	-	29,800	(6)	$38.11	2/4/2026	7,900	$386,784	-	$-
	-	-		$-	-	15,750	$771,120	-	$-
Total	-	29,800				21,000	$801,360

Stephen Mascioli, M.D., MPH	-	40,000	(7)	$44.54	4/4/2026	-	$-	-	$-
Total	-	40,000				-	$-

(1)	Vesting of equity awards commences on the first anniversary of the grant date and continues on each subsequent grant date anniversary until the equity award is fully vested, except as otherwise noted below. Except for those equity awards noted by an asterisk (*), which are subject to a three year vesting period, all equity awards are subject to a four year vesting period, in each case subject to the holder’s continued employment with us. The expiration date of each equity award is ten years after its grant date.
(2)	Based on the closing price of our common stock on the NASDAQ stock exchange on December 31, 2016 ($48.96) per share.
(3)	This includes 39,375 performance-based stock options which vest ratably over a four-year period with the first vesting date occurring on February 24, 2017 and the next three vesting dates occurring on January 1 of each subsequent calendar year.
(4)	This includes 11,500 performance-based stock options which vest ratably over a four-year period with the first vesting date occurring on February 24, 2017 and the next three vesting dates occurring on January 1 of each subsequent calendar year.
(5)	This includes 11,500 performance-based stock options which vest ratably over a four-year period with the first vesting date occurring on February 24, 2017 and the next three vesting dates occurring on January 1 of each subsequent calendar year.
(6)	This includes 11,500 performance-based stock options which vest ratably over a four-year period with the first vesting date occurring on February 24, 2017 and the next three vesting dates occurring on January 1 of each subsequent calendar year.
(7)	Dr. Mascioli’s employment as Chief Medical Officer was terminated on January 23, 2017 and all unexercisable options were forfeited by him on that date.

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2016 Equity Award Exercises and Stock Vested

The following table provides information regarding options and SAR’s exercised and stock awards vested for the NEOs during the year ended December 31, 2016.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Charles H. Sherwood, Ph.D.	7,250	$273,881
Sylvia Cheung	3,194	$121,072
Richard Hague	5,250	$224,333

Potential Payments Upon Termination or Change in Control

Our Chief Executive Officer and Chief Financial Officer have certain termination or change in control benefits described in the Compensation Discussion and Analysis sections captioned “Agreements with Named Executive Officers” and “Second Amended and Restated 2003 Stock Option and Incentive Plan, as Amended.” The following table provides estimates of the potential payments and other post-termination benefits these individuals would receive assuming a change in control occurred and/or their employment was terminated as of December 31, 2016:

	Termination Without Cause	Termination Upon Change in Control (1) (2)	Change in Control Without Termination or Death or Disability (1) (3)
Salary Continuation	$902,379	$1,203,172	$-
Additional Cash Payment	676,784	902,379	-
Equity Awards Vesting	-	15,281,730	15,281,730
Health Care Benefits	23,865	31,820	-
	$1,603,029	$17,419,101	$15,281,730

Salary Continuation	$346,942	$520,413	$-
Additional Cash Payment	-	234,186	-
Equity Awards Vesting	-	7,605,367	7,605,367
Health Care Benefits	14,607	21,911	-
	$361,549	$8,381,877	$7,605,367

(1)	The indicated values for the accelerated vesting of stock options reflect the number of equity award shares that would vest on an accelerated basis, multiplied by the excess, if any, of the $48.96 closing price for our common stock as reported by NASDAQ on December 31, 2016 over the applicable exercise price for each option or SAR. This calculation assumes equity awards with an exercise price higher than the closing price of our common stock on December 31, 2016 will not be exercised.
(2)	According to the terms of the CEO Employment Agreement, in the event Dr. Sherwood becomes subject to the excise taxes imposed by Section 4999 of the Code, he would be entitled to a gross-up payment of up to $500,000. According to the terms of the CFO Employment Agreement, all payments otherwise due to Ms. Cheung would be subject to a modified economic cutback.
(3)	According to the terms of Dr. Sherwood’s equity award agreements, if Dr. Sherwood’s employment terminates due to the acceptance by the Board of Directors of his retirement in good standing on or after the date on which Dr. Sherwood has reached the age of 63, on such date of retirement in good standing the vesting of all of Dr. Sherwood’s outstanding equity awards shall automatically accelerate and become fully exercisable.

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Directors’ Compensation

Cash Compensation.  For 2016, each of our non-employee directors was entitled to annual retainers per the following schedule, with such amounts to be prorated based on the actual number of days served if a director’s service to us ended prior to the end of 2016:

Compensation Element	2016 Cash Compensation
Board of Directors
Lead Director Retainer	$65,000
Other Directors Retainer	$40,000
Audit Committee
Committee Chairperson Retainer	$20,000
Other Committee Members Retainer	$10,000
Compensation Committee
Committee Chairperson Retainer	$14,000
Other Committee Members Retainer	$7,000
Governance and Nominating Committee
Committee Chairperson Retainer	$10,000
Other Committee Members Retainer	$5,000

Equity Compensation.  The Board of Directors approved a grant of 2,361 restricted stock units to each non-employee director, valued at $89,987 under the Second Amended 2003 Plan, based on the fair market value of our common stock on February 4, 2016, the date of grant for the existing directors. The restricted stock units granted to each non-employee director in 2016 vested in one installment one year from the date of grant, on February 4, 2017. Each non-employee director is eligible for an annual equity award grant with a value and vesting provisions as may be determined by the Board based on their review of our compensation policies and general compensation trends.

The following table summarizes the compensation we paid to non-employee directors for the year ended December 31, 2016.

					Aggregate Number of Shares Outstanding
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Total ($)	Options	Restricted Stock Units
Joseph L. Bower	89,000	89,987	-	178,987	-	2,600
Raymond J. Land	65,000	89,987	-	154,987	-	2,600
Glenn R. Larsen, Ph.D.	52,000	89,987	-	141,987	-	650
Jeffery S. Thompson	57,000	89,987	-	146,987	-	2,600
Steven E. Wheeler	57,000	89,987	-	146,987	-	1,300

(1)	An amount of 2,361 restricted stock units were awarded per director on February 4, 2016, based on the closing price of $38.11 per share, and which vest in their totality on February 4, 2017. The amounts in this column reflect the grant date fair value computed with respect to the restricted stock units, made during the indicated year in accordance with ASC Topic 718. See the information appearing in Note 12 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2016 for certain assumptions made in the valuation of these restricted stock unit awards.

Board of Directors and Executive Officer Stock Retention Guidelines

Effective October 6, 2015, the Board of Directors adopted stock retention guidelines that generally require each of our directors and executive officers to beneficially own certain amounts of our common stock. We believe that ownership of shares of our common stock by directors and executive officers helps align the financial interests of these individuals with the interests of stockholders, promotes sound corporate governance, and evidences a commitment to our company. These stock retention guidelines supersede the director stock retention guidelines previously adopted by the Board on April 22, 2015. Generally, these guidelines require each director to beneficially own, at a minimum, either (a) 3,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to three times the amount of our annual board retainer for the non-lead directors. The minimum shareholding requirement became effective immediately, except that any director initially elected after January 1, 2015 has three years from the date of their election to achieve compliance. Compliance by each director will be reviewed annually by the Board’s Governance and Nominating Committee, which is authorized to approve exceptions upon a showing of serious hardship. A non-complying director must retain at least 75% of the shares (net of shares sold or offset to pay the exercise price and taxes) he or she subsequently acquires through exercise of equity grants, until he or she complies with the guidelines.

Generally, these guidelines require the Chief Executive Officer to beneficially own, at a minimum, either (a) 50,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to three times the amount of his or her base salary, and they require any other executive officer to beneficially own, at a minimum, either (a) 10,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to the amount of his or her base salary. The minimum shareholding requirement became effective immediately, except that any individual initially elected as an executive officer after September 30, 2014 has five years to achieve compliance. Compliance by each executive officer will be reviewed annually by the Board’s Governance and Nominating Committee, which is authorized to approve exceptions upon a showing of serious hardship. A non-complying executive officer must retain at least 75% of the shares (net of shares sold or offset to pay the exercise price and taxes) he or she subsequently acquires through exercise of equity grants, until he or she complies with the guidelines.

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Compensation Committee Interlocks and Insider Participation

The Compensation Committee as of December 31, 2016 consisted of Dr. Bower, Dr. Larsen, Mr. Thompson, and Mr. Wheeler. None of these individuals is or formerly was an officer or employee of our company, nor have they engaged in any transactions involving our company that would require disclosure as a transaction with a related person. There are no Compensation Committee interlocks between our company and any other entity involving our or such entity’s executive officers or board members.

During the fiscal year ended December 31, 2016, none of our executive officers served as: (i) a member of the Compensation Committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served on the Compensation Committee; (ii) a director of another entity, one of whose executive officers served on the Compensation Committee; or (iii) a member of the compensation committee (or other committee of the Board performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a director on our Board.

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PROPOSAL 2:

APPROVAL OF THE ANIKA THERAPEUTICS, INC. 2017 OMNIBUS INCENTIVE PLAN

On March 31, 2017, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan (the "Omnibus Plan") for officers, employees, non-employee directors, and other key persons of the Company and its subsidiaries, subject to the approval of the Omnibus Plan by our stockholders. The Omnibus Plan will replace the Company's Second Amended and Restated 2003 Stock Option and Incentive Plan, as amended (the "Second Amended 2003 Plan"), and no new awards will be granted under the Second Amended 2003 Plan. Any awards outstanding under the 2003 Plan on the date of stockholder approval of the Omnibus Plan will remain subject to and be paid under the Second Amended 2003 Plan, and any shares subject to outstanding awards under the Second Amended 2003 Plan that subsequently cease to be subject to such awards (other than by reason of settlement of the awards in shares) will automatically become available for issuance under the Omnibus Plan. A copy of the Omnibus Plan is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Key Features of the Omnibus Plan

The following is a summary of key features of the Omnibus Plan, which are intended to protect the interests of our stockholders:

•	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right (SAR) is 10 years.

•	Minimum vesting requirement. All awards must be granted with a minimum vesting period of at least 1 year, except that up to 5% of the share pool can be granted without a minimum vesting period, and awards may be accelerated due to a participant’s death or disability or a change in control of the Company.

•	No repricing. The Omnibus Plan generally prohibits the repricing of stock options and SARs without stockholder approval.

•	No transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the plan administrator.

•	No single-trigger vesting on a change in control. In the event of a change in control of the Company, the plan administrator may provide for accelerated vesting of outstanding awards, but there is no automatic acceleration of awards upon a change in control.

•	Tax deductible awards. The Omnibus Plan provides flexibility to grant awards that qualify as “performance-based” compensation under Section 162(m) of the Code.

•	No dividends on options, SARs, or unvested share awards. The Omnibus Plan prohibits the payment of dividends or dividend equivalents on stock options, SARs, or any other awards that have not vested.

•	Multiple award types. The Omnibus Plan permits the issuance of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock awards, and other types of share and cash-based awards, subject to the share limits of the Omnibus Plan. This gives the Company the flexibility to grant different type of awards as compensation tools to motivate the Company's workforce.

•	Independent oversight. The Omnibus Plan is administered by the Compensation Committee, which is comprised of independent members of the Board of Directors.

•	Director limits. The Omnibus Plan contains annual limits on the value of awards that may be granted to non-employee directors.

Summary of the 2017 Omnibus Incentive Plan

The following description of certain features of the Omnibus Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Omnibus Plan that is attached hereto as Appendix A.

Plan Administration. The Omnibus Plan may be administered by the Board of Directors or the Compensation Committee (the “Administrator”). The Administrator, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards. In addition, the Administrator may not reprice outstanding options or cancel stock options or stock appreciation rights for cash without prior stockholder approval, other than to appropriately reflect changes in the capital structure of the Company. The Administrator may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

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Eligibility. All full-time and part-time officers, employees, non-employee directors, and other key persons of Anika Therapeutics and its subsidiaries are eligible to participate in the Omnibus Plan, subject to the discretion of the Administrator. The number of individuals potentially eligible to participate in the Omnibus Plan is currently approximately 125 persons. The Administrator will use its discretion to select individuals to participate in the Omnibus Plan who are responsible for, or contribute to, the management, growth, or profitability of the Company.

Plan Limits. The number of shares of common stock authorized for issuance under the Omnibus Plan is 1,200,000 shares, representing 8% of the fully diluted Company common stock outstanding as of March 31, 2017. In addition, as of the date of stockholder approval of the Omnibus Plan, any awards then outstanding under the Second Amended 2003 Plan will remain subject to and be paid under the Second Amended 2003 Plan and any shares then subject to outstanding awards under the Second Amended 2003 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the Omnibus Plan. Up to 1,200,000 shares may be granted as incentive stock options under Section 422 of the Code. The shares of common stock issuable under the Omnibus Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

For purposes of determining the number of shares available for issuance under the Omnibus Plan, the grant of any “full value award” (i.e., a restricted stock award, deferred stock award, unrestricted stock award, or performance share) shall be deemed an award of two (2) shares for each share subject to such full value award. For purposes of determining the number of shares available for issuance under the Omnibus Plan, the grant of any option or stock appreciation right shall be deemed an award of one (1) share for each share subject to such option or stock appreciation award.

If any award expires, terminates, is settled in cash, or is surrendered or forfeited, the shares subject to such awards will not count against the aggregate number of shares of common stock available for grant under the Omnibus Plan. Additionally, awards granted in assumption of or in substitution for awards previously granted by an acquired company will not count against the shares available for grant. Shares issuable upon exercise, vesting, or settlement or an award, or shares surrendered or tendered to pay the exercise price or taxes required to be withheld with respect to an award, shall not be available again for the grant of awards.

The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 400,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar-year period. If any award of restricted stock, restricted stock units, deferred stock or performance shares granted to an individual is intended to qualify as "performance based compensation" under Section 162(m) of the Code, then the maximum award shall not exceed 400,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any calendar year. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any calendar year may not exceed $1,000,000.

Awards to Non-Employee Directors. The maximum value of plan awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of the Company or an affiliate during the calendar year, may not exceed the following in total value (calculating the value of any equity compensation plan awards based on the grant date fair market value for financial reporting purposes): (i) $500,000 for the Chair or Lead Director of the Board and (ii) $425,000 for each non-employee director other than the Chair or Lead Director of the Board. However, awards granted to non-employee directors upon their initial election to the Board of Directors or the board of directors of an affiliate will not be counted towards this limit.

Tax Withholding. Participants under the Omnibus Plan are responsible for the payment of any federal, state, or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to us shares of common stock having a value equal to the amount of such taxes.

Change of Control Provisions. The Omnibus Plan provides that upon the effectiveness of a “change in control” as defined in the Omnibus Plan, the Administrator may take any one or more of the following actions, with or without the consent of a participant: (1) accelerate the vesting or settlement of awards on the terms and conditions determined by the Administrator (including upon a participant’s separation from service following the change in control), (2) permit the assumption or substitution of outstanding awards by the acquiror in the change in control, and cancel any awards that are not assumed or substituted for, and/or (3) cancel outstanding vested awards in exchange for cash, the stock of the acquiror, or other property having a fair market value equal to the consideration paid for shares in the change in control (reduced by the exercise price of an award, if necessary).

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Adjustments for Stock Dividends, Mergers, etc. Subject to any required action by our stockholders, in the event of any change in our common stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our common stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock, appropriate and proportionate adjustments will be made in the number and class of shares subject to the Omnibus Plan and to any outstanding awards, and in the option exercise price, SAR exercise price, or purchase price per share of any outstanding awards in order to prevent dilution or enlargement of participant rights under the Omnibus Plan. If a majority of our common shares are exchanged for, converted into, or otherwise become shares of another corporation, the Administrator may unilaterally amend outstanding awards under the Omnibus Plan to provide that such awards are for new shares. In the event of any such amendment, the number of shares subject to, and the option exercise price, SAR exercise price, or purchase price per share of, the outstanding awards will be adjusted in a fair and equitable manner as determined by the Administrator. The Administrator may also make such adjustments in the terms of any award to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate.

Amendments and Termination. Unless earlier terminated by the Board of Directors, the Omnibus Plan will terminate, and no further awards may be granted, 10 years after the date on which it is approved by stockholders. The Board of Directors may amend, suspend, or terminate the Omnibus Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension, or termination of the Omnibus Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Transferability. Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Types of Awards:

Stock Options. Options granted under the Omnibus Plan may be either incentive stock options ("Incentive Options") (within the meaning of Section 422 of the Code) or non-qualified stock options ("Non-Qualified Options"). Incentive Options may be granted only to employees of Anika Therapeutics or any subsidiary. Options granted under the Omnibus Plan will be Non-Qualified Options if they (1) fail to qualify as Incentive Options, (2) are granted to a person not eligible to receive Incentive Options under the Code, or (3) otherwise so provide. Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to non-employee directors and other key persons. The Administrator has authority to determine the terms and conditions of options at the time of grant, including quantity of shares covered, exercise price, method of exercise, vesting conditions, the term (which cannot exceed 10 years), and other conditions on exercise. Stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). The Omnibus Plan prohibits the payment of dividends or dividend equivalent rights on unvested stock options.

Stock Appreciation Rights. The Administrator may award stock appreciation rights, with a term not to exceed 10 years. Upon exercise of the stock appreciation right, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of common stock over the exercise price per share specified in such right times the number of shares of common stock with respect to which the stock appreciation right is exercised. This amount may be paid in cash, common stock, or a combination thereof, as determined by the Administrator. The exercise price is the fair market value of the common stock on the date of grant. The Omnibus Plan prohibits the payment of dividends or dividend equivalent rights on unvested stock appreciation rights.

Restricted Stock and Restricted Stock Unit Awards. The Administrator may grant shares of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units (RSUs), which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture, or vesting restrictions at the Administrator’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Administrator. RSUs may be paid in stock or cash or a combination of stock and cash, as determined by the Administrator.

Other Share- and Cash-Based Awards. The Administrator may also grant awards based on shares of stock, either alone or in addition to or in conjunction with other awards. Such awards may be granted in lieu of other cash or other compensation to which a participant is entitled from the Company or may be used in the settlement of amounts payable under any other compensation plan or arrangement of the Company. The Administrator shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of shares to be granted pursuant to such Awards, and all other terms of such Awards. The Administrator may grant cash bonuses under the Omnibus Plan. The cash bonuses may be subject to achievement of certain performance goals.

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Performance Awards; Performance-based compensation under Section 162(m) of the Code. The Administrator may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Administrator over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Administrator.

The Omnibus Plan permits the Administrator to grant performance awards in a manner intended to qualify as performance-based compensation under Section 162(m) of the Code. Under Section 162(m) of the Code, the Company may be prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” under Section 162(m) of the Code is not subject to the $1 million limit. If the Administrator intends to qualify an award under the Omnibus Plan as “performance-based” compensation under Section 162(m) of the Code, the performance goals selected by the Administrator may be based on the attainment of specified levels of one, or any combination, of the following performance criteria:

(i)	cash flow;
(ii)	earnings per share, as adjusted for any stock split, stock dividend or other recapitalization;
(iii)	earnings measures;
(iv)	return on equity;
(v)	total stockholder return;
(vi)	share price performance, as adjusted for any stock split, stock dividend or other recapitalization;
(vii)	return on capital;
(viii)	revenue;
(ix)	income;
(x)	profit margin;
(xi)	return on operating revenue;
(xii)	brand recognition or acceptance;
(xiii)	customer satisfaction;
(xiv)	productivity;
(xv)	expense targets;
(xvi)	market share;
(xvii)	cost control measures;
(xviii)	balance sheet metrics;
(xix)	strategic initiatives;
(xx)	implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction;
(xxi)	regulatory body approval for commercialization of a product;
(xxii)	implementation or completion of critical projects; or
(xxiii)	any other business criteria established by the Administrator.

The Administrator can also select any derivations of these business criteria (e.g., income will include pre-tax income, net income, operating income). Performance goals may, in the discretion of the Administrator, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries, or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices. The Administrator may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, and other extraordinary, unusual, or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

In addition, compensation realized from the exercise of options and SARs granted under the Omnibus Plan is intended to meet the requirements of the performance-based compensation exception under Section 162(m) of the Code. These awards must have an exercise price equal at least to fair market value at the date of grant and be granted to covered individuals by a Compensation Committee consisting of at least two outside directors. The Omnibus Plan limits the number of shares, or amount of cash, that may be the subject of awards, intended to be performance-based compensation under Section 162(m) of the Code granted to any individual during any calendar year (discussed above under “Plan Limits.”)

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In general, one of the requirements that must be satisfied to grant awards which qualify as “performance-based” compensation is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our stockholders, generally at least once every five years. For purposes of Section 162(m) of the Code, the material terms of the performance goals generally include (1) the individuals eligible to receive compensation upon achievement of performance goals, (2) a description of the business criteria on which the performance goals may be based, and (3) the maximum amount that can be paid to an individual upon attainment of the performance goals. By approving the Omnibus Plan, stockholders also will be approving the material terms of the performance goals under the Omnibus Plan. Although stockholder approval of the Omnibus Plan will provide flexibility to grant awards under the Omnibus Plan that qualify as “performance-based” compensation under Section 162(m) of the Code, we retain the ability to grant awards under the Omnibus Plan that do not qualify as “performance-based” compensation under Code Section 162(m).

New Plan Benefits

A new plan benefits table for the Omnibus Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Omnibus Plan if the Omnibus Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the Omnibus Plan will be made at the Administrator’s discretion, subject to the terms and conditions of the Omnibus Plan. Therefore, the benefits and amounts that will be received or allocated under the Omnibus Plan are not determinable at this time.

Tax Aspects under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the Omnibus Plan. It does not describe all federal tax consequences under the Omnibus Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer. The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein. Each taxpayer should seek advice based upon the taxpayer's particular circumstances from an independent tax advisor. The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of common stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. An optionee will not have any additional FICA (Social Security) taxes upon exercise of an Incentive Option.

If shares of common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (2) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of common stock.

If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. With respect to Non-Qualified Options under the Omnibus Plan, no income is realized by the optionee at the time the option is granted. Generally (1) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (2) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

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Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs, or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the Omnibus Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Anika Therapeutics' Deductions. As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the Omnibus Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1,000,000 in such taxable year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Omnibus Plan is structured to permit the Administrator to grant awards intended to qualify as performance-based compensation.

Section 409A of the Code. We intend that awards granted under the Omnibus Plan will comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Vote Required

The affirmative vote of the holders of a majority of shares of Common Stock present or represented at the Annual Meeting and voting on the matter is required to approve the adoption of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan.

Board Recommendation

The Board of Directors believes that stock-based awards can play an important role in the success of the Company by encouraging and enabling the officers and employees, non-employee directors and other key employees upon whose judgment, initiative and efforts the Company depends for the successful conduct of its business to acquire a proprietary interest in it. The Board of Directors anticipates that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of the interests of participants in the Omnibus Plan with those of the Company, thereby stimulating their efforts on its behalf and strengthening their desire to remain with it.

The Board of Directors believes that the proposed Omnibus Plan will help us achieve our goals by keeping its incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board of Directors believes that the Omnibus Plan is in the best interests of the Company and its stockholders and recommends that the stockholders approve the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE ANIKA THERAPEUTICS, INC. 2017 OMNIBUS INCENTIVE PLAN BE APPROVED, AND THEREFORE RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning Anika Therapeutics' equity compensation plan as of December 31, 2016.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, stock appreciation rights, performance shares and restricted stock units (1)	Weighted Average exercise price of outstanding options, stock appreciation rights, and performance shares	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,002,410	$26.15	881,083
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,002,410	$26.15	881,083

(1)        Excludes 88,581 shares of unvested restricted stock awards as of December 31, 2016.

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AUDIT COMMITTEE REPORT

The following report of the Audit Committee is required by the rules of the SEC to be included in this proxy statement. The purpose of the Audit Committee is to oversee Anika Therapeutics’ accounting and financial reporting process and the audits of its financial statements. During the years 2002 through 2016, the independent registered public accounting firm of Anika Therapeutics was PricewaterhouseCoopers LLP (“PwC”). The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the website of Anika Therapeutics.

As set forth in the Audit Committee Charter, management is responsible for the preparation, presentation, and integrity of Anika Therapeutics’ financial statements, as well as for its financial reporting process, accounting policies, internal controls, and disclosure controls and procedures. PwC is responsible for auditing the financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and as to the effectiveness of Anika Therapeutics’ internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee this process.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and PwC the audited financial statements and management’s assessment of the effectiveness of internal control over financial reporting and PwC’s evaluation of internal control over financial reporting. The Audit Committee has also discussed with PwC the matters required to be discussed by Auditing Standards No. 16, as adopted by the Public Accounting Oversight Board. Finally, the Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, has discussed with PwC its independence in relation to Anika Therapeutics, and has considered the compatibility of non-audit services with such independence. Management has represented to the Audit Committee that the consolidated financial statements of Anika Therapeutics were prepared in accordance with generally accepted accounting principles.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of Anika Therapeutics be included in the Annual Report on Form 10-K for the year ended December 31, 2016 filed by Anika Therapeutics with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Raymond J. Land, Chairperson	Joseph L. Bower	Jeffery S. Thompson

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

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PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In April 2017, the Audit Committee of the Board of Directors completed a competitive process to determine which audit firm would serve as our independent registered public accounting firm for the year ended December 31, 2017. The Audit Committee invited several firms to participate in this competitive process, including PwC, our independent registered public accounting firm since 2002. As a result of this process, and following careful deliberation, on April 24, 2017, the Audit Committee dismissed PwC as the Company’s independent registered public accounting firm effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2017. On the same day, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) to act as our independent registered public accounting firm for the remainder of 2017 effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2017. The Audit Committee is responsible for the appointment, retention, termination, compensation, and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the Board is submitting the appointment of Deloitte to our stockholders for ratification because we value the views of our stockholders. In the event that stockholders fail to ratify the appointment of Deloitte, the Audit Committee will reconsider the appointment of Deloitte. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

The reports of PwC on our consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through April 24, 2017, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, and included explanatory paragraphs. The 2015 report included an explanatory paragraph stating: “As discussed in Note 2 to the consolidated financial statements, we changed the manner in which we classify deferred taxes in 2015 and 2014 due to the adoption of Accounting Standards Update 2015-17, Balance Sheet Classification of Deferred Taxes.”

During the fiscal years ended December 31, 2016 and 2015, and through April 24, 2017, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K and the related instructions) between PwC and our company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for such years, and (ii) there were no ‘‘reportable events’’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2016 and 2015, and through April 24, 2017, neither we, nor anyone on our behalf, consulted Deloitte regarding matters or events set forth in Item 304(a)(2) of Regulation S-K, including either (i) application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, in any case where a written report or oral advice was provided to us by Deloitte that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a ‘‘reportable event’’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided PwC with a copy of the disclosures we made in a Current Report on Form 8-K prior to the time the Report was filed with the SEC. We requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of PwC’s letter dated April 27, 2017 was attached as Exhibit 16.1 to the Report.

In deciding to appoint Deloitte, the Audit Committee reviewed auditor independence and existing commercial relationships with Deloitte, and concluded that Deloitte has no commercial relationship with us that would impair its independence.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter is required for the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions, if any, will not be treated as votes cast and will have no impact on the proposal. Because this proposal is considered a routine matter, broker non-votes will be counted.

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Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees Paid to Our Principal Independent Auditor

The following table summarizes the fees that Anika Therapeutics paid or accrued for audit and other services provided by its principal independent auditor, PwC, for each of the last two years. PwC is not expected to be present at the 2017 Annual Meeting.

Fee Category	2016	2015
Audit fees	$919,663	$755,600
Audit-related fees	-	-
Tax fees	86,719	85,944
All other fees	-	-
Total fees	$1,006,382	$841,544

For purposes of the preceding table:

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those years. Audit fees also include the audit of the effectiveness of internal control over financial reporting, as required under Section 404 of the Sarbanes-Oxley Act of 2002. Audit-related fees consist of the aggregate fees billed by the principal accountant in each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit or review. Tax fees consist of fees for tax compliance, tax advice, and tax planning services for those years. All other fees consist of the aggregate fees billed by the principal accountant in each of the last two fiscal years for products and services other than the services reported herein.

 In considering the nature of the services provided by the principal independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our principal independent auditor unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the Audit Committee approves the retention of the independent auditor to audit our financial statements, including the associated fee. The Audit Committee evaluates other known potential engagements of the independent auditor, including the scope of audit-related services, tax services, and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable. Since May 2003, each new engagement of PwC had been approved in advance by the Audit Committee.

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PROPOSAL 4:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our Named Executive Officers, which is described in the section titled “Compensation Discussion and Analysis” in this proxy statement. We currently hold this vote annually.

As described in the section titled “Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain highly qualified executive officers and motivate them to provide a high level of performance for the benefit of our company and stockholders. Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy and objectives. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our objectives.

Accordingly, the following resolution is submitted for a stockholder vote at the 2017 Annual Meeting:

“RESOLVED, that the stockholders of Anika Therapeutics, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers of Anika Therapeutics, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion set forth in the Proxy Statement for this Annual Meeting.”

This vote is advisory and will not be binding upon us or the Board. However, the Board values constructive dialogue on executive compensation, and on other important governance topics, with stockholders and encourages all stockholders to vote their shares on this matter.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter is required to approve this resolution. Abstentions and broker non-votes, if any, will not be treated as votes cast and will have no impact on this proposal. While this vote is required by law, it will not be binding on us or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE OVERALL COMPENSATION OF THE NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS RESOLUTION.

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PROPOSAL 5:

FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are providing our stockholders the opportunity to cast an advisory vote, or to abstain from voting, on whether a non-binding stockholder resolution to approve the compensation of our Named Executive Officers should occur every one, two, or three years. The Board of Directors recommends that stockholders vote to hold an advisory vote on executive compensation annually, however, stockholders are not voting to approve or disapprove of the Board’s recommendation.

While our executive compensation program is designed to attract and retain highly qualified executive officers and motivate them to provide a high level of performance for the benefit of our company and stockholders, the Board recognizes that executive compensation disclosures are made annually. Holding an advisory vote on executive compensation annually will give stockholders the opportunity to react promptly to emerging trends in compensation and provide feedback before those trends become pronounced over time. In addition, an annual advisory vote will also give the Board and the Compensation Committee more direct and immediate feedback on our compensation disclosures and the opportunity to evaluate individual compensation decisions each year. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters (including our practice of annually providing stockholders the opportunity to ratify the Audit Committee’s selection of independent auditors) and our executive compensation philosophy, policies, and practices.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the matter is generally required to approve this resolution. Abstentions and broker non-votes, if any, will not be treated as votes cast and will have no impact on this proposal. None of the frequency options receives a majority of the votes present or represented at the Annual Meeting and voting on the matter, the option receiving the greatest number of votes will be considered the frequency recommended by our stockholders. While this vote is required by law, it will not be binding on us or the Board nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our company or the Board, the Board will take into account the outcome of the vote in making a determination on the frequency at which advisory votes on executive compensation will be included in our proxy statement.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO INCLUDE AN ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS IN THE PROXY STATEMENT EACH YEAR BY VOTING “ONE (1) YEAR” ON PROPOSAL 5 TO INDICATE APPROVAL OF AN ADVISORY VOTE TO INCLUDE A VOTE ON EXECUTIVE COMPENSATION IN OUR PROXY STATEMENT ON AN ANNUAL BASIS.

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OTHER MATTERS

The Board of Directors does not know of any other matters that will come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders must be received by us on or before December 28, 2017 in order to be considered for inclusion in our proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy, and proposals should be directed to: Secretary, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. A stockholder who wishes to present a proposal at the next Annual Meeting of Stockholders, other than a proposal to be considered for inclusion in our proxy statement described above, must have the proposal delivered personally to or mailed to and received by the Secretary, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730 U.S.A. We must receive the proposal on or before March 20, 2018; provided, however, that such proposal shall not be required to be given more than sixty days prior to the Annual Meeting of Stockholders. The proposal must also comply with the other requirements contained in our Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the foregoing procedure and, if he should so determine, he shall so declare to the meeting that the defective item of business shall be disregarded.

Pursuant to the rules of the SEC, services that deliver our communications to shareholders that hold their shares through a bank, broker, or other nominee holder of record may deliver to multiple shareholders sharing the same address a single copy of our Annual Report and Proxy Statement. We will promptly deliver upon written request a separate copy of the Annual Report and/or Proxy Statement to any shareholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, MA 01730, Attention: Secretary. Any shareholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee holder of record.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SEC COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2016, BY WRITING TO OUR SECRETARY, ANIKA THERAPEUTICS, INC., 32 WIGGINS AVENUE, BEDFORD, MA 01730 U.S.A.

THIS PROXY STATEMENT, A FORM OF PROXY AND THE ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.proxyvote.com and http://www.anikatherapeutics.com/proxy .

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE YOUR PROXY CARD AS INDICATED IN THIS PROXY STATEMENT.  YOUR PROXY IS REVOCABLE UP TO THE TIME SET FORTH IN THIS PROXY STATEMENT AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY CARD.

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Appendix A

ANIKA THERAPEUTICS, INC.

2017 OMNIBUS INCENTIVE PLAN

Anika Therapeutics, Inc. sets forth herein the terms of its 2017 Omnibus Incentive Plan.

1.	PURPOSE

The Plan is intended to enhance the ability of the Company and its Affiliates to attract and retain highly qualified officers, Non-employee Directors, employees, consultants and advisors, and to motivate such individuals to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Upon the Plan becoming effective, no further awards shall be made under the Prior Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

“Acquiror” shall have the meaning set forth in Section 15.2.1.

“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

“Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Board.

“Award” means a grant under the Plan of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award.

“Award Agreement” means a written agreement between the Company and a Participant, or notice from the Company or an Affiliate to a Participant that evidences and sets out the terms of an Award.

“Board” means the Board of Directors of the Company.

“Business Combination” shall have the meaning set forth in Section 15.2.2.

“Cause” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Agreement: (i) any material breach by the Participant of any agreement between the Participant and the Company; (ii) the conviction of or plea of nolo contendere by the Participant to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Participant of the Participant’s duties to the Company. A Separation from Service for Cause shall be deemed to include a determination by the Company in its sole discretion following a Participant’s Separation from Service that circumstances existing prior to such Separation from Service would have entitled the Company or an Affiliate to have terminated the Participant’s service for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Company, or during any negotiations between the Company and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

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“Change in Control” shall have the meaning set forth in Section 15.2.2.

“Code” means the Internal Revenue Code of 1986.

“Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee). The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as Performance-Based Compensation, to the extent required by Section 162(m), Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Participants who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

“Company” means Anika Therapeutics, Inc., a Massachusetts corporation, or any successor corporation.

“Common Stock” means the common stock of the Company.

“Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

“Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 12.4.

“Disability” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Agreement, the Participant is unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Participant’s employment, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

“Effective Date” means June 13, 2017, the date the Plan was approved by the Stockholders.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and such determination shall be conclusive and binding on all persons.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

“Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Board in the Award Agreement.

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“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“Incumbent Directors”shall have the meaning set forth in Section 15.2.2.

“New Shares” shall have the meaning set forth in Section 15.1.

“Non-employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase one or more Shares pursuant to the Plan.

“Option Price” means the exercise price for each Share subject to an Option.

“Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Shares.

“Participant” shall mean a person who, as a Service Provider, has been granted an Award under the Plan; provided, however, that in the case of the death or Disability of a Participant, the term “Participant” refers to the Participant’s estate or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

“Performance-Based Compensation” means “performance-based compensation” under Section 162(m).

“Plan” means this Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan.

“Policy” shall have the meaning set forth in Section 3.2.2.

“Prior Plan” means the Anika Therapeutics, Inc. Second Amended and Restated 2003 Stock Option and Incentive Plan, as amended.

“Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

“Restricted Stock” means restricted Shares, awarded to a Participant pursuant to Section 10.

“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Participant pursuant to Section 10.

“SAR Exercise Price” means the per Share exercise price of a SAR granted to a Participant under Section 9.

“SEC” means the United States Securities and Exchange Commission.

“Section 162(m)” means Code Section 162(m).

“Section 409A” means Code Section 409A.

“Securities Act” means the Securities Act of 1933.

“Separation from Service” means the termination of the applicable Participant’s employment with, and performance of services for, the Company and each Affiliate. A Participant employed by, or performing services for, an Affiliate or a division of the Company or an Affiliate shall not be deemed to incur a Separation from Service if such Affiliate or division ceases to be an Affiliate or division of the Company, as the case may be, and the Participant immediately thereafter becomes an employee of (or service provider to), or member of the board of directors of, the Company or an Affiliate or a successor company or an affiliate or subsidiary thereof. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.

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“Service Period” shall have the meaning set forth in Section 10.1.

“Service Provider” means an employee, officer, Non-employee Director or Consultant of the Company or an Affiliate.

“Share” means a share of Common Stock.

“Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Section 9.

“Stockholders” means the stockholders of the Company.

“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

“Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

“Voting Securities” shall have the meaning set forth in Section 15.2.2.

3.	ADMINISTRATION OF THE PLAN

3.1.            General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan or any Award Agreement, or with respect to any Award, shall be in the sole discretion of the Board and shall be final, binding and conclusive on all persons. Without limitation, the Board shall have full and final power and authority, subject to the other terms of the Plan, to:

(i)	designate Participants;

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(ii)	determine the type or types of Awards to be made to Participants;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)	subject to applicable law, delegate its authority and duties to the Chief Executive Officer with respect to the granting of Options to individuals who are not Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act. Any such delegation by the Board shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board’ delegate or delegates that were consistent with the terms of the Plan.;

(vi)	prescribe the form of each Award Agreement; and

(vii)	amend, modify or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

3.2.            Separation from Service for Cause; Clawbacks

3.2.1.         Separation from Service for Cause

The Company may annul an Award if the Participant incurs a Separation from Service for Cause.

3.2.2.         Clawbacks

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy (the “Policy”) or any applicable law related to such actions, as may be in effect from time to time. A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Policy that may apply to the Participant, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.3.            Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents as provided in Section 17.10, including converting such credits into deferred Share units.

3.4.            No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

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3.5.            Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

3.6.            No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms or conditions of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

4.	STOCK SUBJECT TO THE PLAN

4.1.            Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 1,200,000. The grant of any full value Award (i.e., an Award other than an Option or a SAR) shall be deemed, for purposes of determining the number of Shares available for issuance under this Section 4.1, as an Award of two (2) Shares for each Share actually subject to the Award. The grant of an Option or SAR shall be deemed, for purposes of determining the number of Shares available for issuance under this Section 4.1, as an Award for one (1) Share for each such Share actually subject to the Award. Any Shares returned to the Plan pursuant to Section 4.2 shall be returned to the reserved pool of Shares under the Plan in the same manner. In addition, Shares underlying any outstanding award granted under a Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise.

4.2.            Share Counting

4.2.1.         Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.2.         If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

4.2.3.         If Shares issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such Shares shall again be available for the grant of Awards.

4.2.4.         If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Participant (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall not be available again for the grant of Awards.

4.2.5.         Substitute Awards shall not be counted against the number of Shares available for the grant of Awards.

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4.3.            Award Limits

4.3.1.         Incentive Stock Options

Subject to adjustment under Section 15, 1,200,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2.         Individual Award Limits for Section 162(m) -- Share-Based Awards

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) granted to any Participant in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 400,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 400,000 Shares.

4.3.3.         Individual Award Limits for Section 162(m) -- Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to qualify as Performance-Based Compensation granted to any Participant in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $1,000,000; and (ii) all other cash-based Performance Awards: $1.000,000.

4.3.4.         Director Awards

The maximum value of Awards granted during any calendar year to any Non-employee Director, taken together with any cash fees paid to such Non-employee Director during the calendar year and the value of awards granted to the Non-employee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the fair market value as of grant date for financial reporting purposes): (i) $500,000 for the non-employee Chair or Lead Director of the Board and (ii) $425,000 for each Non-employee Director other than the Chair or Lead Director of the Board; provided, however, that awards granted to Non-employee Directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.3.4.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.            Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.            Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms applicable to Awards granted prior to the Termination Date, shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Participant, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.            Service Providers

Subject to this Section 6, Awards may be made to any Service Provider as the Board may determine and designate from time to time.

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6.2.            Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.            Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

6.4.            Minimum Vesting

All Awards shall be granted subject to a minimum vesting period of at least one (1) year after the Grant Date; provided, however, that up to five percent (5%) of the Shares eligible for issuance pursuant to Section 4.1 may be issued in respect of Awards that are not subject to the minimum vesting period requirement; provided, further, that this Section 6.4 shall not apply to Awards that vest upon a Participant’s death, Disability, or following a Change in Control.

7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Participant executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.            Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Participant is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Participant that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.            Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

8.3.            Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of the Option term stated in the Award Agreement not to exceed 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Participant is a Ten Percent Stockholder, an Option granted to such Participant that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

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8.4.            Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.            Method of Exercise

An Option that is exercisable may be exercised by the Participant’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.            Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him or her. An individual holding an Option shall not have the right to receive cash or dividend payments or distributions attributable to the subject Shares until the Option has been exercised and the Shares covered thereby are fully paid and issued to him or her. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7.            Delivery of Stock Certificates

Subject to Section 3.5, promptly after the exercise of an Option by a Participant and the payment in full of the Option Price, such Participant shall be entitled to the issuance of a stock certificate which evidences, or electronic notice of a book entry which records, his or her ownership of the Shares subject to the Option.

8.8.            Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Participant of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Participant become exercisable for the first time during any calendar year (under the Plan and all other plans of the Participant’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code Section 422(b)(1); provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such stockholder approval is obtained.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS (SARs)

9.1.            Right to Payment

A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

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9.2.            Other Terms

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms of any SAR.

9.3.            Term of SARs

The term of a SAR granted under the Plan shall be determined by the Board; provided, however, that such term shall not exceed 10 years.

9.4.            Payment of SAR Amount

Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company (in cash or Shares, as set forth in the Award Agreement) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS (RSUs)

10.1.        Restrictions (applicable to Restricted Stock and RSUs)

At the time of grant, the Board may establish a period of time (a “Service Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Service Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Service Period or prior to the satisfaction of any other applicable restrictions.

10.2.        Delivery of Shares (applicable to Restricted Stock and RSUs)

Subject to Section 3.5, upon the expiration or termination of any Service Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Participant or the Participant’s beneficiary or estate, as the case may be.

10.3.        Rights of Holders of Restricted Stock (applicable to Restricted Stock, not RSUs)

Unless otherwise provided in the applicable Award Agreement, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights; provided, however, any dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the dividends withheld at a rate and subject to such terms as determined by the Committee. The dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Share and, if such Share is forfeited, the Participant shall have no right to such dividends.

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10.4.        Purchase of Restricted Stock (applicable to Restricted Stock, not RSUs)

The Participant shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past services rendered.

10.5.        Restricted Stock Certificates (applicable to Restricted Stock, not RSUs)

Subject to Section 3.5, the Company shall issue, in the name of each Participant to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Participant, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold any stock certificates for the Participant’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse or (ii) such certificates shall be delivered to the Participant; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.6.        Rights of Holders of RSUs (applicable to RSUs, not Restricted Stock)

10.6.1.      Settlement of RSUs

RSUs may be settled in cash or Shares, as set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified in Section 409A for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.6.2.      Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement, holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights. Dividend equivalent rights may be granted with respect to RSUs pursuant to Section 17.10.

10.6.3.      Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms of the applicable Award Agreement.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.        General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.        Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

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11.3.        Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.        Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Participant.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.        Performance Conditions

The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 12.2 in the case of Performance-Based Compensation.

12.2.        Performance Awards Granted to Designated Covered Employees

If and to the extent that the Board determines that a Performance Award to be granted to a Participant who is designated by the Board as likely to be a Covered Employee should qualify as Performance-Based Compensation, the grant, exercise or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Board may provide for Performance Awards to Covered Employees that are not intended to qualify as Performance-Based Compensation.

12.2.1.      Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Board consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Board result in the achievement of performance goals being “substantially uncertain.” The Board may determine that Performance Awards shall be granted, exercised or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

12.2.2.      Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Board in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures; (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer satisfaction; (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) regulatory body approval for commercialization of a product; (xxii) implementation or completion of critical projects; or (xxiii) any other business criteria established by the Board; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

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12.2.3.      Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for Performance-Based Compensation.

12.2.4.      Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property. The Board may reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

12.3.        Written Determinations

All determinations by the Board as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as Performance-Based Compensation to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Board may delegate any responsibility relating to Performance Awards.

12.4.        Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Board as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Board, qualify as Performance-Based Compensation. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Board cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Board, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.	other SHARE-based awards

13.1.        Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company, including any other Company incentive compensation plan. The Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

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13.2.        Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.        General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Participant, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Participant or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Committee may require the Participant to sign such additional documentation, make such representations and furnish such information as it may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws, rules and regulations.

14.2.        Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.        Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per Share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the Shares which are of the same class as the Shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Board may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

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15.2.        Change in Control

15.2.1.      Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control, which such actions need not be the same for all Participants:

(a)                 Accelerated Vesting. The Board may provide in any Award Agreement, or in the event of a Change in Control may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such terms, including a Participant’s Separation from Service prior to, upon, or following such Change in Control, to such extent as determined by the Board.

(b)                 Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2.1, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a Stockholder on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per Share consideration received by Stockholders pursuant to the Change in Control. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value as of the time of the Change in Control on the basis of the Board’s estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)                 Cash-Out of Awards. The Board may, without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per Share, if any, under such Award. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value as of the time of the Change in Control on the basis of the Board’s estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. For avoidance of doubt, if the amount determined pursuant to this Section 15.2.1(c) for an Option or SAR is zero or less, the affected Option or SAR may be cancelled without any payment therefore.

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15.2.2.      Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(a)                 the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(b)                 a reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(c)                 a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(d)                 during any period of 12 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.3.        Adjustments

Adjustments under this Section 15 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.	No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

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17.	TERMS APPLICABLE GENERALLY TO AWARDS

17.1.        Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Participant, so long as such Participant continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

17.2.        Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right or authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3.        Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Participant shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Board, the Participant may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Participant as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Participant. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

17.4.        Other Provisions; Legends

Each Award Agreement may contain such other terms not inconsistent with the Plan as may be determined by the Board. Any stock certificates for any Shares issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company in its sole discretion may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange on which the Common Stock may then be listed and any applicable federal or state securities law, and the Company in its sole discretion may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions.

17.5.        Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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17.6.        Governing Law

The Plan shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of law thereof or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts. For purposes of resolving any dispute that arises directly or indirectly in connection with the Plan, each Participant, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the Commonwealth of Massachusetts and to have agreed that any related litigation shall be conducted solely in the courts of Middlesex County, Massachusetts or the United States District Court for the District of Massachusetts, where the Plan is made and to be performed, and no other courts.

17.7.        Section 409A

The Plan is intended to comply with Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s Separation from Service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Board shall have any liability to any Participant for such tax or penalty.

17.8.        Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Participant, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.9.        Transferability of Awards

17.9.1.      Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.

17.9.2.      Family Transfers

If authorized in the applicable Award Agreement, a Participant may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Participant in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

17.10.    Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award; provided, however, that no dividends or dividend equivalents may be paid or granted with respect to an Option or SAR or the Shares subject thereto until such Award has been exercised. The terms of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Participant may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to vesting conditions (including the achievement of performance criteria) be payable before the Award has become vested.

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17.11.    Data Protection

A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the collection and processing of personal data relating to the Participant so that the Company and the Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

17.12.    Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with GAAP.

Adopted by the Board:	March 31, 2017

Approved by the Stockholders:	_________________________, 2017

Scheduled Termination Date:	_________________________, 2027

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ANIKA THERAPEUTICS, INC.
ATTN: SYLVIA CHEUNG
32 WIGGINS AVE.
BEDFORD, MA 01730
U.S.A.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANIKA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Charles H. Sherwood, Ph.D.
02) Steven E. Wheeler

The Board of Directors recommends you vote FOR proposals 2, 3, and 4:

	For	Against	Abstain
2. Approval of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan.	☐	☐	☐
3. Ratification of the appointment of the Company's independent registered public accounting firm.	☐	☐	☐
4. Advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
5. Frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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